May 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

TFLIC FREEDOM ELITE BUILDER®

issued through

TFLIC Series Life Account

by

Transamerica Financial Life Insurance Company

Administrative Office:

P.O. Box 5068

Clearwater, Florida 33758-5068

1-800-322-7353

(727) 299-1531

Direct premium payments by check and all

loan repayments, correspondence,

and notices to the Mailing Address:

4333 Edgewood Road, N.E.

Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite Builder® flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2008, by calling our administrative office at 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at Transamerica, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust (Formerly, AEGON/Transamerica Series Trust) — Initial Class, Fidelity Variable Insurance Products Funds, – Service Class 2 Shares, the ProFunds, and the Access One Trust.

i

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office	Our administrative office is P.O. Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353; our facsimile number is 1-727-299-1531. Our administrative office serves as the recipient of all facsimile and telephonic transactions. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time. Please do not send any payments, checks, correspondence or notices to this address; send them to the mailing address).

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit from the Policy. You name the primary beneficiary and contingent beneficiaries.

cash value	At the end of any valuation period, the sum of your Policy’s value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds	The amount we will pay to the beneficiary(ies) on the insured’s death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, including accrued loan interest, and any due and unpaid monthly deductions.

decrease charge	Surrender charge that may be imposed upon a decrease in specified amount during the first 15 Policy years (or during the 15 years subsequent to an increase in specified amount).

fixed account	An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured’s life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age	The insured’s age on his or her birthday nearest to the Policy date. When you increase the Base Policy’s specified amount of insurance coverage, the issue age for the new segment of specified amount coverage is the insured’s age on his or her birthday nearest the date that the increase in specified amount takes effect. This age may be different from the attained age on other segments of specified amount coverage.

lapse	When life insurance coverage ends and the Policy terminates because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address	Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499. All premium payments and loan repayments made by check, correspondence and notices must be sent to this address.

maturity date	The Policy anniversary nearest the insured’s 100th birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. You may continue coverage, at your option, under the Policy’s extended maturity date benefit provision.

minimum monthly guarantee premium

The amount shown on your Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place. A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse period guarantee is no longer in effect.

Monthiversary	This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions	The monthly Policy charge, plus the monthly cost of insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the decrease charge incurred as a result of a decrease in your specified amount, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value	The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge, and minus any outstanding loan amount and accrued loan interest.

no lapse date	For a Policy issued to any insured ages 0-60, the no lapse date is either the anniversary on which the insured’s attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

NYSE	The New York Stock Exchange.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse if certain conditions are met.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date	The date when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date	The date we reallocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right. The reallocation date is the record date plus fifteen days.

record date	The date we record your Policy on our books as an in force Policy. The record date is generally the Policy date, unless the Policy is backdated.

separate account	The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount	The initial specified amount of life insurance that you have selected shown on the Base Policy’s schedule page that you receive when the Policy is issued. The specified amount in force is the initial specified amount, adjusted for any increases or decreases in the Base Policy’s specified amount. Other events such as a request to increase or decrease the specified amount change in death benefit option or a cash withdrawal (if you choose Option A death benefit) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge	If, during the first 15 Policy years (or during the 15 year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured’s life is no longer insured under the Policy or any rider, and the Policy or any rider is no longer in force.

valuation date	Each day the New York Stock Exchange is open for normal trading. Transamerica is open for business whenever the New York Stock Exchange is open.

valuation period	The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our (Transamerica)	Transamerica Financial Life Insurance Company.

written notice	The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Transamerica and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner’s estate. The owner may exercise certain rights described below.

Changing the Owner	• Change the owner by providing written notice to us at our mailing address at any time while the insured is alive and the Policy is in force.

• Change is effective as of the date that the owner signs the written notice.

• Changing the owner does not automatically change the beneficiary.

• Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

• We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	• The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.

• If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

• If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

• If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner’s estate upon the insured’s death.

Changing the Beneficiary	• The owner changes the beneficiary by providing written notice to us at our mailing address.

• Change is effective as of the date the owner signs the written notice.

• We are not liable for any payments we made before we received the written notice at our mailing address.

• If an irrevocable beneficiary is named, such beneficiary may not be changed without their written consent.

Assigning the Policy	• The owner may assign Policy rights while the insured is alive.

• The owner retains any ownership rights that are not assigned.

• Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

• Claims under any assignment are subject to proof of interest and the extent of the assignment.

• We are not:

• bound by any assignment unless we receive a written notice of the assignment at our mailing address;

• responsible for the validity of any assignment;

• liable for any payment we made before we received written notice of the assignment at our mailing address; or

• bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

• Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy’s validity or may resist a claim under the Policy. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

We cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured’s lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date, the Policy will terminate and our liability, including any riders attached to the Policy, is limited to an amount equal to the premiums paid, less any outstanding loan amount, including accrued interest, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum. For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide within two years from the effective date of any increase in specified amount, our liability with respect to such increase will be its cost of insurance.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured’s correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds’ Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

If a fund’s Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured’s date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	the amount of the surrender on the surrender date or death benefit proceeds on the insured’s date of death;

•	the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

•	the mortality tables we use; and

•	the specific payment option(s) you choose.

Option 1—Equal Monthly Installments for a Fixed Period	• We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
• We will stop making payments once we have made all the payments for the period selected.
Option 2—Equal Monthly Installments for Life (Life Income)	At your or the beneficiary’s direction, we will make equal monthly installments:
• only for the life of the payee, at the end of which payments will end; or
• for the longer of the payee’s life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
• for the longer of the payee’s life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.
Option 3—Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	• We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
• Payments to the co-payee, if living, upon the payee’s death will equal either:
• the full amount paid to the payee before the payee’s death; or
• two-thirds of the amount paid to the payee before the payee’s death.
• All payments will cease upon the death of the co-payee.

Additional Information about Transamerica and the Separate Account

Transamerica is a stock life insurance company that is wholly-owned indirectly by Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Transamerica’s home office is located at 4 Manhattanville Road, Purchase, New York 10577 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Transamerica was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws.

Transamerica holds the assets of the separate account physically segregated and apart from the general account. Transamerica maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of Transamerica.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of Transamerica and, like Transamerica, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives are appointed as our insurance agents.

For the period January 1, 2007 through April 30, 2007, and for the fiscal years 2006 and 2005, before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $744,315, $2,775,586 and $2,696,946, respectively. For the period May 1, 2007 through December 31, 2007, TCI received $ 1,476,612 in connection with all Policies sold through the separate account. TCI and AFSG passed through to selling firms and did not retain any portion of, any commissions they received. Our parent company provides capital distributions to TCI (and provided capital distributions to AFSG) and pays for TCI’s (and paid for AFSG’s) operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

• the current cash value	• any activity since the last report

• the current net surrender value	• projected values

• the current death benefit	• investment experience of each subaccount

• outstanding loans	• any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account at December 31, 2007 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President, Assistant Actuary and Illustration Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Financial Statements

Transamerica’s statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account’s financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica’s ability to meet our obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica’s statutory-basis financial statements and schedules at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge will vary by the insured’s gender, issue age on the Policy date, issue age at the time of any increase in specified amount, rate band, length of time from the Policy date or from the date of any increase in specified amount, and rate class. We currently place insureds into the following rate classes:

•	ultimate select (preferred) non

•	select (non-preferred) non-tobacco use;

•	ultimate standard (preferred) tobacco use;

•	standard (non-preferred) tobacco use; and

•	juvenile – under 18.

We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an “ultimate class.” An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at 240-497-2900.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount’s performance to the performance of:

•	other variable life issuers in general;

•

variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. (“Lipper”) and Morningstar, Inc. (“Morningstar”); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron’s, Kiplinger’s Personal Finance, and Fortune);

•

Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor’s Index of 500 Common Stocks, or other widely recognized indices;

•	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

•	other types of investments, such as:

•	certificates of deposit;

•	savings accounts and U.S. Treasuries;

•	certain interest rate and inflation indices (e.g., the Consumer Price Index); or

•

indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

Transamerica’s Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody’s Investors Service, Inc., Standard & Poor’s Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Index to Financial Statements

TFLIC Series Life Account:

Report of Independent Registered Public Accounting Firm, dated March 21,, 2008
Statements of Assets and Liabilities at December 31, 2007
Statements of Operations for the year ended December 31, 2007
Statements of Changes in Net Assets for the years ended December 31, 2007 and 2006
Notes to the Financial Statements

Transamerica Financial Life Insurance Company

Report of Independent Registered Public Accounting Firm, dated March 28, 2008
Balance Sheets Statutory-Basis at December 31, 2007 and 2006
Statements of Operations Statutory-Basis for the years ended December 31, 2007, 2006 and 2005
Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2007, 2006 and 2005
Statements of Cash Flow Statutory-Basis for the years ended December 31, 2007, 2006 and 2005
Notes to Financial Statements—Statutory-Basis
Statutory-Basis Financial Statement Schedules

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Year Ended December 31, 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of the TFLIC Series Life Account

Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the TFLIC Series Life Account (comprised of the JPMorgan Core Bond, Asset Allocation – Conservative, Asset Allocation – Growth, Asset Allocation – Moderate Growth, Asset Allocation – Moderate, International Moderate Growth, MFS International Equity, Capital Guardian US Equity, Capital Guardian Value, Clarion Global Real Estate Securities, Federated Market Opportunity, Transamerica Science & Technology, JPMorgan Mid Cap Value, JPMorgan Enhanced Index, Marsico Growth, BlackRock Large Cap Value, MFS High Yield, Munder Net50, PIMCO Total Return, Legg Mason Partners All Cap, T. Rowe Price Equity Income, T. Rowe Price Small Cap, Templeton Transamerica Global, Third Avenue Value, Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Growth Opportunities, Transamerica Money Market, Transamerica Small/Mid Cap Value, Transamerica U.S. Government Securities, Transamerica Value Balanced, Van Kampen Mid-Cap Growth, Fidelity VIP Contrafund®, Fidelity VIP Equity-Income, Fidelity VIP Growth Opportunities, Fidelity VIP Index 500, ProFund VP Bull, ProFund VP Money Market, ProFund VP NASDAQ-100, ProFund VP Short Small – Cap, and ProFund VP Small – Cap subaccounts) as of December 31, 2007, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the separate account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TFLIC Series Life Account at December 31, 2007, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 21, 2008

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	JPMorgan Core Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Growth Subaccount	Asset Allocation - Moderate Subaccount
Assets
Investment in securities:
Number of shares	31,053.242	37,523.578	998,644.062	920,474.050	266,554.832

Cost	$377,349	$423,964	$12,513,017	$11,305,402	$3,128,788

Investments in mutual funds, at net asset value	$366,739	$431,146	$13,751,329	$12,951,070	$3,438,557
Receivable for units sold	—	1	1	—	—

Total assets	366,739	431,147	13,751,330	12,951,070	3,438,557

Liabilities
Payable for units redeemed	1	—	—	32	2

	$366,738	$431,147	$13,751,330	$12,951,038	$3,438,555

Net Assets:
Deferred annuity contracts terminable by owners	$366,738	$431,147	$13,751,330	$12,951,038	$3,438,555

Total net assets	$366,738	$431,147	$13,751,330	$12,951,038	$3,438,555

Accumulation units outstanding:
M&E - 0.90%	24,011	30,086	784,101	774,390	220,198

M&E - 0.75%	21	148	68,194	51,038	9,004

Accumulation unit value:
M&E - 0.90%	$15.264206	$14.268131	$16.216761	$15.771794	$15.060059

M&E - 0.75%	$11.135311	$12.683228	$15.188394	$14.450535	$13.590002

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	International Moderate Growth Subaccount	MFS International Equity Subaccount	Capital Guardian US Equity Subaccount	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Assets
Investment in securities:
Number of shares	91,898.651	169,059.887	769.025	534.686	74,851.039

Cost	$970,844	$1,439,335	$7,770	$11,092	$1,604,281

Investments in mutual funds, at net asset value	$1,021,913	$1,501,252	$7,806	$9,806	$1,470,074
Receivable for units sold	—	—	—	—	—

Total assets	1,021,913	1,501,252	7,806	9,806	1,470,074

Liabilities
Payable for units redeemed	—	1	—	—	—

	$1,021,913	$1,501,251	$7,806	$9,806	$1,470,074

Net Assets:
Deferred annuity contracts terminable by owners	$1,021,913	$1,501,251	$7,806	$9,806	$1,470,074

Total net assets	$1,021,913	$1,501,251	$7,806	$9,806	$1,470,074

Accumulation units outstanding:
M&E - 0.90%	79,859	117,484	580	505	41,543

M&E - 0.75%	11,619	—	—	215	2,116

Accumulation unit value:
M&E - 0.90%	$11.167621	$12.778369	$13.456153	$13.968709	$34.539930

M&E - 0.75%	$11.195357	$—	$—	$12.800542	$16.623359

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Federated Market Opportunity Subaccount	Transamerica Science & Technology Subaccount	JPMorgan Mid Cap Value Subaccount	JPMorgan Enhanced Index Subaccount	Marsico Growth Subaccount
Assets
Investment in securities:
Number of shares	72,633.631	58,211.595	25,332.661	3,514.450	14,561.560

Cost	$1,151,695	$246,398	$324,190	$59,646	$140,418

Investments in mutual funds, at net asset value	$1,064,809	$311,432	$400,003	$57,742	$188,718
Receivable for units sold	—	—	—	4	—

Total assets	1,064,809	311,432	400,003	57,746	188,718

Liabilities
Payable for units redeemed	—	—	—	—	—

	$1,064,809	$311,432	$400,003	$57,746	$188,718

Net Assets:
Deferred annuity contracts terminable by owners	$1,064,809	$311,432	$400,003	$57,746	$188,718

Total net assets	$1,064,809	$311,432	$400,003	$57,746	$188,718

Accumulation units outstanding:
M&E - 0.90%	54,439	62,553	21,886	4,151	14,863

M&E - 0.75%	566	132	—	18	—

Accumulation unit value:
M&E - 0.90%	$19.446559	$4.947963	$18.276408	$13.852092	$12.697124

M&E - 0.75%	$10.875279	$14.511047	$14.168640	$13.282567	$14.885428

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount	Leggs Mason Partners All Cap Subaccount
Assets
Investment in securities:
Number of shares	25,536.434	2,431.144	23,533.928	5,191.096	86,036.917

Cost	$484,216	$22,892	$232,568	$57,530	$1,099,487

Investments in mutual funds, at net asset value	$489,278	$21,248	$277,230	$60,476	$1,194,192
Receivable for units sold	—	—	—	1	—

Total assets	489,278	21,248	277,230	60,477	1,194,192

Liabilities
Payable for units redeemed	1	—	—	—	2

	$489,277	$21,248	$277,230	$60,477	$1,194,190

Net Assets:
Deferred annuity contracts terminable by owners	$489,277	$21,248	$277,230	$60,477	$1,194,190

Total net assets	$489,277	$21,248	$277,230	$60,477	$1,194,190

Accumulation units outstanding:
M&E - 0.90%	25,887	1,523	23,235	4,618	69,873

M&E - 0.75%	863	88	276	97	91

Accumulation unit value:
M&E - 0.90%	$18.380139	$13.281946	$11.762290	$12.854795	$17.073571

M&E - 0.75%	$15.602013	$11.618500	$14.242054	$11.414554	$13.375337

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	T. Rowe Price Equity Income Subaccount	T. Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount	Third Avenue Value Subaccount	Transamerica Balanced Subaccount
Assets
Investment in securities:
Number of shares	18,427.959	45,508.291	121,966.553	97,891.169	4,817.369

Cost	$338,370	$479,441	$2,355,394	$2,058,365	$57,353

Investments in mutual funds, at net asset value	$351,605	$467,370	$3,050,383	$2,129,133	$65,998
Receivable for units sold	—	—	1	1	—

Total assets	351,605	467,370	3,050,384	2,129,134	65,998

Liabilities
Payable for units redeemed	—	—	—	—	—

	$351,605	$467,370	$3,050,384	$2,129,134	$65,998

Net Assets:
Deferred annuity contracts terminable by owners	$351,605	$467,370	$3,050,384	$2,129,134	$65,998

Total net assets	$351,605	$467,370	$3,050,384	$2,129,134	$65,998

Accumulation units outstanding:
M&E - 0.90%	24,639	32,140	229,563	65,158	4,244

M&E - 0.75%	546	1,204	1,049	2,934	80

Accumulation unit value:
M&E - 0.90%	$13.966515	$14.019211	$13.215340	$31.982203	$15.283484

M&E - 0.75%	$13.693735	$13.943345	$15.851113	$15.417977	$14.161917

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/MidCap Value Subaccount
Assets
Investment in securities:
Number of shares	4,303.108	424,216.337	138,396.092	532,483.600	20,014.501

Cost	$52,657	$10,215,484	$2,049,248	$532,484	$412,950

Investments in mutual funds, at net asset value	$53,703	$12,259,852	$2,516,041	$532,484	$442,320
Receivable for units sold	1	6	—	143	—

Total assets	53,704	12,259,858	2,516,041	532,627	442,320

Liabilities
Payable for units redeemed	—	—	61	—	—

	$53,704	$12,259,858	$2,515,980	$532,627	$442,320

Net Assets:
Deferred annuity contracts terminable by owners	$53,704	$12,259,858	$2,515,980	$532,627	$442,320

Total net assets	$53,704	$12,259,858	$2,515,980	$532,627	$442,320

Accumulation units outstanding:
M&E - 0.90%	3,012	668,708	144,017	42,089	21,575

M&E - 0.75%	180	2,989	499	1,490	2,196

Accumulation unit value:
M&E - 0.90%	$16.944130	$18.261479	$17.414516	$12.262598	$18.635881

M&E - 0.75%	$14.807120	$16.146444	$15.999928	$11.084365	$18.328219

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	Transamerica U.S. Government Securities Subaccount	Transamerica Value Balanced Subaccount	Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Assets
Investment in securities:
Number of shares	830.688	50,593.285	177,018.341	70.584	12,543.030

Cost	$9,907	$632,234	$3,435,143	$2,235	$12,543

Investments in mutual funds, at net asset value	$9,968	$717,919	$4,572,384	$2,181	$12,543
Receivable for units sold	—	—	—	—	—

Total assets	9,968	717,919	4,572,384	2,181	12,543

Liabilities
Payable for units redeemed	—	2	14	—	8

	$9,968	$717,917	$4,572,370	$2,181	$12,535

Net Assets:
Deferred annuity contracts terminable by owners	$9,968	$717,917	$4,572,370	$2,181	$12,535

Total net assets	$9,968	$717,917	$4,572,370	$2,181	$12,535

Accumulation units outstanding:
M&E - 0.90%	837	45,536	344,834	186	1,197

M&E - 0.75%	—	69	4,758	—	—

Accumulation unit value:
M&E - 0.90%	$11.913738	$15.745069	$13.045718	$11.752149	$10.469995

M&E - 0.75%	$10.948551	$13.727663	$15.504286	$11.779215	$10.493949

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Assets and Liabilities

December 31, 2007

	ProFund VP NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity-Income Subaccount
Assets
Investment in securities:
Number of shares	501.885	7,354.504	320.683	17,238.607	14,224.658

Cost	$9,762	$109,213	$10,231	$438,475	$321,744

Investments in mutual funds, at net asset value	$9,345	$109,214	$9,848	$473,372	$335,275
Receivable for units sold	—	—	4	—	—

Total assets	9,345	109,214	9,852	473,372	335,275

Liabilities
Payable for units redeemed	65	—	—	1	1

	$9,280	$109,214	$9,852	$473,371	$335,274

Net Assets:
Deferred annuity contracts terminable by owners	$9,280	$109,214	$9,852	$473,371	$335,274

Total net assets	$9,280	$109,214	$9,852	$473,371	$335,274

Accumulation units outstanding:
M&E - 0.90%	696	—	904	30,977	23,486

M&E - 0.75%	—	11,939	—	—	—

Accumulation unit value:
M&E - 0.90%	$13.325685	$9.126544	$10.897537	$15.281295	$14.275755

M&E - 0.75%	$13.356351	$9.147572	$10.922632	$—	$—

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Assets
Investment in securities:
Number of shares	7,681.914	696.475

Cost	$117,173	$115,583

Investments in mutual funds, at net asset value	$170,231	$113,379
Receivable for units sold	—	5

Total assets	170,231	113,384

Liabilities
Payable for units redeemed	—	—

	$170,231	$113,384

Net Assets:
Deferred annuity contracts terminable by owners	$170,231	$113,384

Total net assets	$170,231	$113,384

Accumulation units outstanding:
M&E - 0.90%	16,963	8,055

M&E - 0.75%	—	305

Accumulation unit value:
M&E - 0.90%	$10.035264	$13.563472

M&E - 0.75%	$—	$13.527859

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	JPMorgan Core Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Growth Subaccount	Asset Allocation - Moderate Subaccount
Net investment income (loss)
Income:
Dividends	$19,174	$11,574	$286,330	$285,309	$92,590
Expenses:
Administrative, mortality and expense risk charge	3288	4012	108793	105559	27680

Net investment income (loss)	15,886	7,562	177,537	179,750	64,910

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	14,268	489,697	294,643	81,015
Proceeds from sales	65,252	141,230	972,897	882,343	316,812
Cost of investments sold	68,332	133,666	818,500	717,616	280,721

Net realized capital gains (losses) on investments	(3,080)	21,832	644,094	459,370	117,106

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(19,151)	12,206	1,325,533	1,534,020	291,696
End of period	(10,610)	7,182	1,238,312	1,645,668	309,769

Net change in unrealized appreciation/depreciation of investments	8,541	(5,024)	(87,221)	111,648	18,073

Net realized and unrealized capital gains (losses) on investments	5,461	16,808	556,873	571,018	135,179

Increase (decrease) in net assets from operations	$21,347	$24,370	$734,410	$750,768	$200,089

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	International Moderate Growth Subaccount	MFS International Equity Subaccount	Capital Guardian US Equity Subaccount	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Net investment income (loss)
Income:
Dividends	$9,434	$13,125	$55	$109	$118,782
Expenses:
Administrative, mortality and expense risk charge	6556	11845	66	197	14407

Net investment income (loss)	2,878	1,280	(11)	(88)	104,375

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	5,609	242,219	673	674	120,581
Proceeds from sales	236,173	99,300	201	39,060	375,911
Cost of investments sold	210,168	76,428	171	35,159	296,600

Net realized capital gains (losses) on investments	31,614	265,091	703	4,575	199,892

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	34,570	236,254	869	1,908	319,812
End of period	51,069	61,917	36	(1,286)	(134,207)

Net change in unrealized appreciation/depreciation of investments	16,499	(174,337)	(833)	(3,194)	(454,019)

Net realized and unrealized capital gains (losses) on investments	48,113	90,754	(130)	1,381	(254,127)

Increase (decrease) in net assets from operations	$50,991	$92,034	$(141)	$1,293	$(149,752)

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Federated Market Opportunity Subaccount	Transamerica Science & Technology Subaccount	JPMorgan Mid Cap Value Subaccount	JPMorgan Enhanced Index Subaccount	Marsico Growth Subaccount
Net investment income (loss)
Income:
Dividends	$40,222	$—	$4,276	$643	$41
Expenses:
Administrative, mortality and expense risk charge	9604	1884	3864	319	1427

Net investment income (loss)	30,618	(1,884)	412	324	(1,386)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	5,168	—	27,603	1,423	1,554
Proceeds from sales	152,512	30,440	40,622	6,100	18,778
Cost of investments sold	163,122	25,871	30,677	4,820	14,065

Net realized capital gains (losses) on investments	(5,442)	4,569	37,548	2,703	6,267

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(46,438)	12,018	105,128	2,232	26,987
End of period	(86,886)	65,034	75,813	(1,904)	48,300

Net change in unrealized appreciation/depreciation of investments	(40,448)	53,016	(29,315)	(4,136)	21,313

Net realized and unrealized capital gains (losses) on investments	(45,890)	57,585	8,233	(1,433)	27,580

Increase (decrease) in net assets from operations	$(15,272)	$55,701	$8,645	$(1,109)	$26,194

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount	Leggs Mason Partners All Cap Subaccount
Net investment income (loss)
Income:
Dividends	$4,572	$1,917	$—	$1,580	$16,376
Expenses:
Administrative, mortality and expense risk charge	4067	197	2113	568	11055

Net investment income (loss)	505	1,720	(2,113)	1,012	5,321

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	52,966	1	5,984	4	65,220
Proceeds from sales	88,032	20,448	34,792	42,039	110,586
Cost of investments sold	72,976	20,416	28,140	40,867	94,510

Net realized capital gains (losses) on investments	68,022	33	12,636	1,176	81,296

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	62,511	80	24,158	342	180,013
End of period	5,062	(1,644)	44,662	2,946	94,705

Net change in unrealized appreciation/depreciation of investments	(57,449)	(1,724)	20,504	2,604	(85,308)

Net realized and unrealized capital gains (losses) on investments	10,573	(1,691)	33,140	3,780	(4,012)

Increase (decrease) in net assets from operations	$11,078	$29	$31,027	$4,792	$1,309

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	T. Rowe Price Equity Income Subaccount	T. Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount	Third Avenue Value Subaccount	Transamerica Balanced Subaccount
Net investment income (loss)
Income:
Dividends	$7,547	$—	$44,300	$86,689	$691
Expenses:
Administrative, mortality and expense risk charge	2941	3939	25780	19379	572

Net investment income (loss)	4,606	(3,939)	18,520	67,310	119

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	31,805	43,200	—	310,619	266
Proceeds from sales	32,419	51,042	236,058	199,582	21,109
Cost of investments sold	25,157	50,059	186,239	153,978	18,336

Net realized capital gains (losses) on investments	39,067	44,183	49,819	356,223	3,039

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	52,339	(4,387)	383,949	496,576	4,777
End of period	13,235	(12,071)	694,989	70,768	8,645

Net change in unrealized appreciation/depreciation of investments	(39,104)	(7,684)	311,040	(425,808)	3,868

Net realized and unrealized capital gains (losses) on investments	(37)	36,499	360,859	(69,585)	6,907

Increase (decrease) in net assets from operations	$4,569	$32,560	$379,379	$(2,275)	$7,026

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/MidCap Value Subaccount
Net investment income (loss)
Income:
Dividends	$433	$2,705	$1,047	$24,937	$2,951
Expenses:
Administrative, mortality and expense risk charge	199	103126	19938	4580	2618

Net investment income (loss)	234	(100,421)	(18,891)	20,357	333

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	2,261	476,672	168,525	—	27,325
Proceeds from sales	5,468	762,198	161,254	352,317	47,837
Cost of investments sold	4,579	579,505	131,423	352,317	43,344

Net realized capital gains (losses) on investments	3,150	659,365	198,356	—	31,818

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	1,502	972,750	215,651	—	9,168
End of period	1,046	2,044,368	466,793	—	29,370

Net change in unrealized appreciation/depreciation of investments	(456)	1,071,618	251,142	—	20,202

Net realized and unrealized capital gains (losses) on investments	2,694	1,730,983	449,498	—	52,020

Increase (decrease) in net assets from operations	$2,928	$1,630,562	$430,607	$20,357	$52,353

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	Transamerica U.S. Government Securities Subaccount	Transamerica Value Balanced Subaccount	Van Kampen Mid-Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Net investment income (loss)
Income:
Dividends	$703	$18,799	$—	$30	$45
Expenses:
Administrative, mortality and expense risk charge	146	6582	37668	319	12

Net investment income (loss)	557	12,217	(37,668)	(289)	33

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	11,563	—	66	—
Proceeds from sales	11,776	79,632	246,269	1,040,090	13,345
Cost of investments sold	11,749	68,398	191,841	1,036,818	13,337

Net realized capital gains (losses) on investments	27	22,797	54,428	3,338	8

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(150)	80,335	361,834	540	—
End of period	61	85,685	1,137,241	(54)	—

Net change in unrealized appreciation/depreciation of investments	211	5,350	775,407	(594)	—

Net realized and unrealized capital gains (losses) on investments	238	28,147	829,835	2,744	8

Increase (decrease) in net assets from operations	$795	$40,364	$792,167	$2,455	$41

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Operations

Year Ended December 31, 2007

	ProFund VP NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity- Income Subaccount
Net investment income (loss)
Income:
Dividends	$—	$401	$95	$3,358	$5,641
Expenses:
Administrative, mortality and expense risk charge	168	479	294	3949	3123

Net investment income (loss)	(168)	(78)	(199)	(591)	2,518

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	1,840	114,775	28,440
Proceeds from sales	1,716,542	2,753,839	1,533,347	40,028	21,274
Cost of investments sold	1,719,875	2,762,062	1,540,321	27,682	17,270

Net realized capital gains (losses) on investments	(3,333)	(8,223)	(5,134)	127,121	32,444

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(1)	931	13	96,051	47,600
End of period	(417)	1	(383)	34,897	13,531

Net change in unrealized appreciation/depreciation of investments	(416)	(930)	(396)	(61,154)	(34,069)

Net realized and unrealized capital gains (losses) on investments	(3,749)	(9,153)	(5,530)	65,967	(1,625)

Increase (decrease) in net assets from operations	$(3,917)	$(9,231)	$(5,729)	$65,376	$893

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Net investment income (loss)
Income:
Dividends	$—	$2,269
Expenses:
Administrative, mortality and expense risk charge	1352	1073

Net investment income (loss)	(1,352)	1,196

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—
Proceeds from sales	10,308	116,087
Cost of investments sold	7,624	100,668

Net realized capital gains (losses) on investments	2,684	15,419

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	25,273	3,242
End of period	53,058	(2,204)

Net change in unrealized appreciation/depreciation of investments	27,785	(5,446)

Net realized and unrealized capital gains (losses) on investments	30,469	9,973

Increase (decrease) in net assets from operations	$29,117	$11,169

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	JPMorgan Core Bond Subaccount		Asset Allocation - Conservative Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$15,886	$16,042	$7,562	$9,854
Net realized capital gains (losses) on investments	(3,080)	(3,749)	21,832	21,189
Net change in unrealized appreciation/depreciation of investments	8,541	(1,373)	(5,024)	2,185

Increase (decrease) in net assets from operations	21,347	10,920	24,370	33,228

Contract transactions
Net contract purchase payments	38,283	72,370	73,281	123,926
Transfer payments from (to) other subaccounts or general account	(32,276)	(50,388)	(21,272)	15,049
Contract terminations, withdrawals, and other deductions	(5,258)	(18,886)	(54,566)	(4,685)
Contract maintenance charges	(26,476)	(28,317)	(52,674)	(50,055)

Increase (decrease) in net assets from contract transactions	(25,727)	(25,221)	(55,231)	84,235

Net increase (decrease) in net assets	(4,380)	(14,301)	(30,861)	117,463

Net assets:
Beginning of the period	371,118	385,419	462,008	344,545

End of the period	$366,738	$371,118	$431,147	$462,008

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Asset Allocation - Growth Subaccount		Asset Allocation - Moderate Growth Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$177,537	$7,813	$179,750	$66,597
Net realized capital gains (losses) on investments	644,094	660,377	459,370	448,447
Net change in unrealized appreciation/depreciation of investments	(87,221)	483,021	111,648	549,033

Increase (decrease) in net assets from operations	734,410	1,151,211	750,768	1,064,077

Contract transactions
Net contract purchase payments	4,078,786	3,236,926	3,679,713	3,337,264
Transfer payments from (to) other subaccounts or general account	(49,938)	432,919	(398,638)	58,665
Contract terminations, withdrawals, and other deductions	(227,682)	(189,752)	(355,321)	(267,659)
Contract maintenance charges	(1,002,979)	(827,985)	(1,018,772)	(896,173)

Increase (decrease) in net assets from contract transactions	2,798,187	2,652,108	1,906,982	2,232,097

Net increase (decrease) in net assets	3,532,597	3,803,319	2,657,750	3,296,174

Net assets:
Beginning of the period	10,218,733	6,415,414	10,293,288	6,997,114

End of the period	$13,751,330	$10,218,733	$12,951,038	$10,293,288

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Asset Allocation - Moderate Subaccount		International Moderate Growth Subaccount
	2007	2006	2007	2006 (1)
Operations
Net investment income (loss)	$64,910	$43,488	$2,878	$(1,464)
Net realized capital gains (losses) on investments	117,106	142,097	31,614	(2,845)
Net change in unrealized appreciation/depreciation of investments	18,073	60,288	16,499	34,570

Increase (decrease) in net assets from operations	200,089	245,873	50,991	30,261

Contract transactions
Net contract purchase payments	915,352	813,825	405,020	291,317
Transfer payments from (to) other subaccounts or general account	(5,394)	(84,387)	121,371	192,450
Contract terminations, withdrawals, and other deductions	(83,465)	(137,176)	(137)	—
Contract maintenance charges	(302,550)	(290,888)	(56,146)	(13,214)

Increase (decrease) in net assets from contract transactions	523,943	301,374	470,108	470,553

Net increase (decrease) in net assets	724,032	547,247	521,099	500,814

Net assets:
Beginning of the period	2,714,523	2,167,276	500,814	—

End of the period	$3,438,555	$2,714,523	$1,021,913	$500,814

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	MFS International Equity Subaccount		Capital Guardian US Equity Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$1,280	$4,514	$(11)	$(160)
Net realized capital gains (losses) on investments	265,091	63,975	703	6,126
Net change in unrealized appreciation/depreciation of investments	(174,337)	100,272	(833)	(5,688)

Increase (decrease) in net assets from operations	92,034	168,761	(141)	278

Contract transactions
Net contract purchase payments	353,996	138,593	2,352	2,327
Transfer payments from (to) other subaccounts or general account	112,585	91,550	(117)	(31,550)
Contract terminations, withdrawals, and other deductions	(21,679)	(36,461)	—	—
Contract maintenance charges	(65,130)	(48,817)	(609)	(536)

Increase (decrease) in net assets from contract transactions	379,772	144,865	1,626	(29,759)

Net increase (decrease) in net assets	471,806	313,626	1,485	(29,481)

Net assets:
Beginning of the period	1,029,445	715,819	6,321	35,802

End of the period	$1,501,251	$1,029,445	$7,806	$6,321

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Capital Guardian Value Subaccount		Clarion Global Real Estate Securities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(88)	$(220)	$104,375	$4,779
Net realized capital gains (losses) on investments	4,575	10,325	199,892	139,594
Net change in unrealized appreciation/depreciation of investments	(3,194)	(6,988)	(454,019)	178,143

Increase (decrease) in net assets from operations	1,293	3,117	(149,752)	322,516

Contract transactions
Net contract purchase payments	—	26,958	409,030	217,755
Transfer payments from (to) other subaccounts or general account	(20,797)	(60,218)	150,732	26,756
Contract terminations, withdrawals, and other deductions	(1,251)	(244)	(42,677)	(38,036)
Contract maintenance charges	(3,920)	(1,966)	(104,181)	(67,994)

Increase (decrease) in net assets from contract transactions	(25,968)	(35,470)	412,904	138,481

Net increase (decrease) in net assets	(24,675)	(32,353)	263,152	460,997

Net assets:
Beginning of the period	34,481	66,834	1,206,922	745,925

End of the period	$9,806	$34,481	$1,470,074	$1,206,922

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Federated Market Opportunity Subaccount		Transamerica Science & Technology Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$30,618	$8,886	$(1,884)	$(1,472)
Net realized capital gains (losses) on investments	(5,442)	91,537	4,569	15,065
Net change in unrealized appreciation/depreciation of investments	(40,448)	(80,037)	53,016	(15,361)

Increase (decrease) in net assets from operations	(15,272)	20,386	55,701	(1,768)

Contract transactions
Net contract purchase payments	151,059	199,101	66,684	23,875
Transfer payments from (to) other subaccounts or general account	(70,840)	(58,862)	31,295	(11,515)
Contract terminations, withdrawals, and other deductions	(41,943)	(32,864)	(4,416)	(8,059)
Contract maintenance charges	(76,249)	(83,261)	(10,997)	(9,714)

Increase (decrease) in net assets from contract transactions	(37,973)	24,114	82,566	(5,413)

Net increase (decrease) in net assets	(53,245)	44,500	138,267	(7,181)

Net assets:
Beginning of the period	1,118,054	1,073,554	173,165	180,346

End of the period	$1,064,809	$1,118,054	$311,432	$173,165

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	JPMorgan Mid Cap Value Subaccount		JPMorgan Enhanced Index Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$412	$(323)	$324	$(69)
Net realized capital gains (losses) on investments	37,548	58,269	2,703	2,768
Net change in unrealized appreciation/depreciation of investments	(29,315)	5,836	(4,136)	(1,301)

Increase (decrease) in net assets from operations	8,645	63,782	(1,109)	1,398

Contract transactions
Net contract purchase payments	—	—	38,660	2,460
Transfer payments from (to) other subaccounts or general account	(29,433)	(51,210)	11,379	(25,718)
Contract terminations, withdrawals, and other deductions	(1,791)	(14,077)	—	—
Contract maintenance charges	(4,420)	(6,800)	(2,404)	(907)

Increase (decrease) in net assets from contract transactions	(35,644)	(72,087)	47,635	(24,165)

Net increase (decrease) in net assets	(26,999)	(8,305)	46,526	(22,767)

Net assets:
Beginning of the period	427,002	435,307	11,220	33,987

End of the period	$400,003	$427,002	$57,746	$11,220

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Marsico Growth Subaccount		BlackRock Large Cap Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(1,386)	$(1,015)	$505	$(1,276)
Net realized capital gains (losses) on investments	6,267	5,162	68,022	24,971
Net change in unrealized appreciation/depreciation of investments	21,313	1,045	(57,449)	23,743

Increase (decrease) in net assets from operations	26,194	5,192	11,078	47,438

Contract transactions
Net contract purchase payments	9,238	18,757	107,658	56,686
Transfer payments from (to) other subaccounts or general account	30,048	(14,895)	35,468	4,965
Contract terminations, withdrawals, and other deductions	(1,570)	(4,957)	(14,335)	(3,414)
Contract maintenance charges	(9,776)	(9,082)	(28,808)	(20,291)

Increase (decrease) in net assets from contract transactions	27,940	(10,177)	99,983	37,946

Net increase (decrease) in net assets	54,134	(4,985)	111,061	85,384

Net assets:
Beginning of the period	134,584	139,569	378,216	292,832

End of the period	$188,718	$134,584	$489,277	$378,216

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	MFS High Yield Subaccount		Munder Net50 Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$1,720	$757	$(2,113)	$(1,791)
Net realized capital gains (losses) on investments	33	(515)	12,636	19,773
Net change in unrealized appreciation/depreciation of investments	(1,724)	1,223	20,504	(24,845)

Increase (decrease) in net assets from operations	29	1,465	31,027	(6,863)

Contract transactions
Net contract purchase payments	16,706	7,648	55,667	83,255
Transfer payments from (to) other subaccounts or general account	(9,362)	(38,389)	17,432	(71,468)
Contract terminations, withdrawals, and other deductions	(1,280)	(1,143)	(2,079)	(12,019)
Contract maintenance charges	(2,765)	(1,894)	(14,308)	(12,289)

Increase (decrease) in net assets from contract transactions	3,299	(33,778)	56,712	(12,521)

Net increase (decrease) in net assets	3,328	(32,313)	87,739	(19,384)

Net assets:
Beginning of the period	17,920	50,233	189,491	208,875

End of the period	$21,248	$17,920	$277,230	$189,491

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	PIMCO Total Return Subaccount		Leggs Mason Partners All Cap Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$1,012	$1,262	$5,321	$1,338
Net realized capital gains (losses) on investments	1,176	(1,056)	81,296	173,981
Net change in unrealized appreciation/depreciation of investments	2,604	1,014	(85,308)	3,382

Increase (decrease) in net assets from operations	4,792	1,220	1,309	178,701

Contract transactions
Net contract purchase payments	4,594	13,170	131,998	153,019
Transfer payments from (to) other subaccounts or general account	(5,082)	(19,403)	(49,455)	(41,518)
Contract terminations, withdrawals, and other deductions	(188)	(411)	(32,254)	(49,390)
Contract maintenance charges	(5,769)	(6,357)	(65,825)	(66,309)

Increase (decrease) in net assets from contract transactions	(6,445)	(13,001)	(15,536)	(4,198)

Net increase (decrease) in net assets	(1,653)	(11,781)	(14,227)	174,503

Net assets:
Beginning of the period	62,130	73,911	1,208,417	1,033,914

End of the period	$60,477	$62,130	$1,194,190	$1,208,417

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	T. Rowe Price Equity Income Subaccount		T. Rowe Price Small Cap Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$4,606	$1,621	$(3,939)	$(3,514)
Net realized capital gains (losses) on investments	39,067	19,430	44,183	37,175
Net change in unrealized appreciation/depreciation of investments	(39,104)	9,903	(7,684)	(23,425)

Increase (decrease) in net assets from operations	4,569	30,954	32,560	10,236

Contract transactions
Net contract purchase payments	86,899	25,213	76,898	59,185
Transfer payments from (to) other subaccounts or general account	62,035	5,451	221	(28,423)
Contract terminations, withdrawals, and other deductions	(4,827)	(6,580)	(12,776)	(12,760)
Contract maintenance charges	(23,470)	(14,037)	(24,052)	(21,995)

Increase (decrease) in net assets from contract transactions	120,637	10,047	40,291	(3,993)

Net increase (decrease) in net assets	125,206	41,001	72,851	6,243

Net assets:
Beginning of the period	226,399	185,398	394,519	388,276

End of the period	$351,605	$226,399	$467,370	$394,519

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Templeton Transamerica Global Subaccount		Third Avenue Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$18,520	$9,408	$67,310	$(1,123)
Net realized capital gains (losses) on investments	49,819	16,272	356,223	126,318
Net change in unrealized appreciation/depreciation of investments	311,040	365,549	(425,808)	97,417

Increase (decrease) in net assets from operations	379,379	391,229	(2,275)	222,612

Contract transactions
Net contract purchase payments	330,904	321,081	399,114	285,349
Transfer payments from (to) other subaccounts or general account	(24,848)	(88,119)	7,547	147,635
Contract terminations, withdrawals, and other deductions	(104,128)	(76,072)	(38,082)	(47,820)
Contract maintenance charges	(153,261)	(143,077)	(108,762)	(87,273)

Increase (decrease) in net assets from contract transactions	48,667	13,813	259,817	297,891

Net increase (decrease) in net assets	428,046	405,042	257,542	520,503

Net assets:
Beginning of the period	2,622,338	2,217,296	1,871,592	1,351,089

End of the period	$3,050,384	$2,622,338	$2,129,134	$1,871,592

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Balanced Subaccount		Transamerica Convertible Securities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$119	$(28)	$234	$(155)
Net realized capital gains (losses) on investments	3,039	3,048	3,150	4,831
Net change in unrealized appreciation/depreciation of investments	3,868	636	(456)	(1,878)

Increase (decrease) in net assets from operations	7,026	3,656	2,928	2,798

Contract transactions
Net contract purchase payments	15,556	15,822	25,601	4,236
Transfer payments from (to) other subaccounts or general account	(4,267)	(20,309)	13,711	(57,338)
Contract terminations, withdrawals, and other deductions	(4,445)	(73)	(427)	—
Contract maintenance charges	(4,276)	(4,026)	(1,628)	(1,381)

Increase (decrease) in net assets from contract transactions	2,568	(8,586)	37,257	(54,483)

Net increase (decrease) in net assets	9,594	(4,930)	40,185	(51,685)

Net assets:
Beginning of the period	56,404	61,334	13,519	65,204

End of the period	$65,998	$56,404	$53,704	$13,519

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Equity Subaccount		Transamerica Growth Opportunities Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(100,421)	$(47,787)	$(18,891)	$(12,544)
Net realized capital gains (losses) on investments	659,365	85,593	198,356	69,193
Net change in unrealized appreciation/depreciation of investments	1,071,618	404,430	251,142	20,113

Increase (decrease) in net assets from operations	1,630,562	442,236	430,607	76,762

Contract transactions
Net contract purchase payments	1,341,858	747,057	261,486	274,132
Transfer payments from (to) other subaccounts or general account	(352,869)	5,926,488	46,246	(34,963)
Contract terminations, withdrawals, and other deductions	(343,940)	(235,052)	(50,590)	(50,239)
Contract maintenance charges	(656,619)	(342,441)	(121,589)	(119,675)

Increase (decrease) in net assets from contract transactions	(11,570)	6,096,052	135,553	69,255

Net increase (decrease) in net assets	1,618,992	6,538,288	566,160	146,017

Net assets:
Beginning of the period	10,640,866	4,102,578	1,949,820	1,803,803

End of the period	$12,259,858	$10,640,866	$2,515,980	$1,949,820

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica Money Market Subaccount		Transamerica Small/MidCap Value Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$20,357	$19,403	$333	$18
Net realized capital gains (losses) on investments	—	—	31,818	17,304
Net change in unrealized appreciation/depreciation of investments	—	—	20,202	2,336

Increase (decrease) in net assets from operations	20,357	19,403	52,353	19,658

Contract transactions
Net contract purchase payments	161,825	290,228	134,195	67,360
Transfer payments from (to) other subaccounts or general account	(84,145)	(195,345)	79,907	36,334
Contract terminations, withdrawals, and other deductions	(9,287)	(7,633)	(1,029)	—
Contract maintenance charges	(58,395)	(63,008)	(19,910)	(7,796)

Increase (decrease) in net assets from contract transactions	9,998	24,242	193,163	95,898

Net increase (decrease) in net assets	30,355	43,645	245,516	115,556

Net assets:
Beginning of the period	502,272	458,627	196,804	81,248

End of the period	$532,627	$502,272	$442,320	$196,804

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Transamerica U.S. Government Securities Subaccount		Transamerica Value Balanced Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$557	$204	$12,217	$10,632
Net realized capital gains (losses) on investments	27	(1,690)	22,797	33,065
Net change in unrealized appreciation/depreciation of investments	211	784	5,350	43,843

Increase (decrease) in net assets from operations	795	(702)	40,364	87,540

Contract transactions
Net contract purchase payments	—	9,466	71,316	99,735
Transfer payments from (to) other subaccounts or general account	(4,126)	(46,930)	(17,998)	(42,080)
Contract terminations, withdrawals, and other deductions	(246)	—	(22,841)	(44,670)
Contract maintenance charges	(1,709)	(1,212)	(50,103)	(49,244)

Increase (decrease) in net assets from contract transactions	(6,081)	(38,676)	(19,626)	(36,259)

Net increase (decrease) in net assets	(5,286)	(39,378)	20,738	51,281

Net assets:
Beginning of the period	15,254	54,632	697,179	645,898

End of the period	$9,968	$15,254	$717,917	$697,179

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Van Kampen Mid-Cap Growth Subaccount		ProFund VP Bull Subaccount
	2007	2006	2007	2006 (1)
Operations
Net investment income (loss)	$(37,668)	$(30,966)	$(289)	$(42)
Net realized capital gains (losses) on investments	54,428	19,825	3,338	865
Net change in unrealized appreciation/depreciation of investments	775,407	309,699	(594)	540

Increase (decrease) in net assets from operations	792,167	298,558	2,455	1,363

Contract transactions
Net contract purchase payments	513,300	530,473	118,678	—
Transfer payments from (to) other subaccounts or general account	16,953	(140,567)	(174,487)	59,115
Contract terminations, withdrawals, and other deductions	(152,415)	(152,031)	(311)	(124)
Contract maintenance charges	(226,456)	(224,865)	(3,763)	(745)

Increase (decrease) in net assets from contract transactions	151,382	13,010	(59,883)	58,246

Net increase (decrease) in net assets	943,549	311,568	(57,428)	59,609

Net assets:
Beginning of the period	3,628,821	3,317,253	59,609	—

End of the period	$4,572,370	$3,628,821	$2,181	$59,609

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Money Market Subaccount		ProFund VP NASDAQ-100 Subaccount
	2007	2006 (1)	2007	2006 (1)
Operations
Net investment income (loss)	$33	$—	$(168)	$(117)
Net realized capital gains (losses) on investments	8	—	(3,333)	3,505
Net change in unrealized appreciation/depreciation of investments	—	—	(416)	(1)

Increase (decrease) in net assets from operations	41	—	(3,917)	3,387

Contract transactions
Net contract purchase payments	—	—	392,523	89,099
Transfer payments from (to) other subaccounts or general account	12,529	—	(311,066)	(91,897)
Contract terminations, withdrawals, and other deductions	—	—	(67,698)	(124)
Contract maintenance charges	(35)	—	(562)	(465)

Increase (decrease) in net assets from contract transactions	12,494	—	13,197	(3,387)

Net increase (decrease) in net assets	12,535	—	9,280	—

Net assets:
Beginning of the period	—	—	—	—

End of the period	$12,535	$—	$9,280	$—

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	ProFund VP Short Small-Cap Subaccount		ProFund VP Small-Cap Subaccount
	2007	2006 (1)	2007	2006 (1)
Operations
Net investment income (loss)	$(78)	$(51)	$(199)	$(70)
Net realized capital gains (losses) on investments	(8,223)	(3,897)	(5,134)	594
Net change in unrealized appreciation/depreciation of investments	(930)	931	(396)	13

Increase (decrease) in net assets from operations	(9,231)	(3,017)	(5,729)	537

Contract transactions
Net contract purchase payments	—	71,223	—	—
Transfer payments from (to) other subaccounts or general account	23,392	28,868	28,333	17,881
Contract terminations, withdrawals, and other deductions	(172)	—	(28,920)	—
Contract maintenance charges	(1,614)	(235)	(1,817)	(433)

Increase (decrease) in net assets from contract transactions	21,606	99,856	(2,404)	17,448

Net increase (decrease) in net assets	12,375	96,839	(8,133)	17,985

Net assets:
Beginning of the period	96,839	—	17,985	—

End of the period	$109,214	$96,839	$9,852	$17,985

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Contrafund® Subaccount		Fidelity VIP Equity-Income Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(591)	$426	$2,518	$6,145
Net realized capital gains (losses) on investments	127,121	43,786	32,444	41,467
Net change in unrealized appreciation/depreciation of investments	(61,154)	(7,723)	(34,069)	5,428

Increase (decrease) in net assets from operations	65,376	36,489	893	53,040

Contract transactions
Net contract purchase payments	44,596	56,518	31,812	36,260
Transfer payments from (to) other subaccounts or general account	(11,920)	6,229	(6,069)	1,864
Contract terminations, withdrawals, and other deductions	(6,234)	(27,303)	(6,763)	(17,333)
Contract maintenance charges	(20,245)	(20,310)	(15,744)	(15,801)

Increase (decrease) in net assets from contract transactions	6,197	15,134	3,236	4,990

Net increase (decrease) in net assets	71,573	51,623	4,129	58,030

Net assets:
Beginning of the period	401,798	350,175	331,145	273,115

End of the period	$473,371	$401,798	$335,274	$331,145

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Statements of Changes in Net Assets

Years Ended December 31, 2007 and 2006, Except as Noted

	Fidelity VIP Growth Opportunities Subaccount		Fidelity VIP Index 500 Subaccount
	2007	2006	2007	2006
Operations
Net investment income (loss)	$(1,352)	$(535)	$1,196	$514
Net realized capital gains (losses) on investments	2,684	1,587	15,419	4,273
Net change in unrealized appreciation/depreciation of investments	27,785	4,196	(5,446)	(2,601)

Increase (decrease) in net assets from operations	29,117	5,248	11,169	2,186

Contract transactions
Net contract purchase payments	17,558	18,618	45,229	21,021
Transfer payments from (to) other subaccounts or general account	(267)	(3,795)	38,667	(50,468)
Contract terminations, withdrawals, and other deductions	(144)	(1,313)	—	(58)
Contract maintenance charges	(8,047)	(7,664)	(5,115)	(1,579)

Increase (decrease) in net assets from contract transactions	9,100	5,846	78,781	(31,084)

Net increase (decrease) in net assets	38,217	11,094	89,950	(28,898)

Net assets:
Beginning of the period	132,014	120,920	23,434	52,332

End of the period	$170,231	$132,014	$113,384	$23,434

See accompanying notes.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies

Organization

The TFLIC Series Life Account (the “Life Account”) was established as a variable life insurance separate account of Transamerica Financial Life Insurance Company (“TFLIC or the “depositor”) and is registered as a unit investment trust (“Trust”) under the Investment Company Act of 1940, as amended. The Life Account contains multiple investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding portfolio (the “Portfolio”) of a Series Fund, which is collectively referred to as the “Fund”. Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

AEGON/Transamerica Series Trust:

JPMorgan Core Bond

Asset Allocation - Conservative

Asset Allocation - Growth

Asset Allocation - Moderate Growth

Asset Allocation - Moderate

International Moderate Growth

MFS International Equity

Capital Guardian US Equity

Capital Guardian Value

Clarion Global Real Estate Securities

Federated Market Opportunity

Transamerica Science & Technology

JPMorgan Mid Cap Value

JPMorgan Enhanced Index

Marsico Growth

BlackRock Large Cap Value

MFS High Yield

Munder Net50

PIMCO Total Return

Leggs Mason Partners All Cap

T. Rowe Price Equity Income

T. Rowe Price Small Cap

Templeton Transamerica Global

Third Avenue Value

Transamerica Balanced

Transamerica Convertible Securities

Transamerica Equity

Transamerica Growth Opportunities

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)

AEGON/Transamerica Series Trust (continued):

Transamerica Money Market

Transamerica Small/MidCap Value

Transamerica U.S. Government Securities

Transamerica Value Balanced

Van Kampen Mid-Cap Growth

Fidelity Variable Insurance Products Fund-Service Class 2:

Fidelity VIP Contrafund®

Fidelity VIP Equity-Income

Fidelity VIP Growth Opportunities

Fidelity VIP Index 500

Profunds VP

ProFund VP Bull

ProFund VP Money Market

ProFund VP NASDAQ-100

ProFund VP Short Small-Cap

ProFund VP Small-Cap

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
MFS High Yield	May 1, 2003
Transamerica Small/Mid Cap Value	May 1, 2004
Fidelity VIP Index 500 Portfolio	May 1, 2004
International Moderate Growth	May 1, 2006
Profund VP Bull	June 12, 2006
ProFund VP NASDAQ-100	June 12, 2006
Profund VP Small-Cap	June 12, 2006
Profund VP Short Small-Cap	June 12, 2006
Profund VP Money Market	June 12, 2006

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2007:

Portfolio	Formerly
JPMorgan Core Bond	AEGON Bond
Federated Market Opportunity	Federated Growth & Income
JPMorgan Mid Cap Value	J.P. Morgan Mid-Cap Value
JPMorgan Enhanced Index	JP Morgan Enhanced Index
ProFund VP NASDAQ-100	ProFund VP OTC

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Life Account are invested in the portfolios of the Series Funds, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2007.

Realized capital gains and losses from the sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the mutual funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

	Purchases	Sales
AEGON/Transamerica Series Fund, Inc.:

JPMorgan Core Bond	55,412	65,252
Asset Allocation - Conservative	107,828	141,230
Asset Allocation - Growth	4,438,316	972,897
Asset Allocation - Moderate Growth	3,263,740	882,343
Asset Allocation - Moderate	986,680	316,812
International Moderate Growth	714,768	236,173
MFS International Equity	722,572	99,300
Capital Guardian US Equity	2,489	201
Capital Guardian Value	13,677	39,060
Clarion Global Real Estate Securities	1,013,772	375,911
Federated Market Opportunity	150,326	152,512
Transamerica Science & Technology	111,122	30,440
JPMorgan Mid Cap Value	32,993	40,622
JPMorgan Enhanced Index	55,480	6,100
Marsico Growth	46,886	18,778
BlackRock Large Cap Value	241,486	88,032
MFS High Yield	25,468	20,448
Munder Net50	95,374	34,792
PIMCO Total Return	36,610	42,039

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

Leggs Mason Partners All Cap	165,592	110,586
T. Rowe Price Equity Income	189,467	32,419
T. Rowe Price Small Cap	130,594	51,042
Templeton Transamerica Global	303,243	236,058
Third Avenue Value	837,328	199,582
Transamerica Balanced	24,062	21,109
Transamerica Convertible Securities	45,219	5,468
Transamerica Equity	1,126,878	762,198

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

2. Investments (continued)

	Purchases	Sales
Transamerica Growth Opportunities	446,452	161,254
Transamerica Money Market	382,567	352,317
Transamerica Small/MidCap Value	268,658	47,837
Transamerica U.S. Government Securities	6,252	11,776
Transamerica Value Balanced	83,787	79,632
Van Kampen Mid-Cap Growth	359,986	246,269
Profunds VP
ProFund VP Bull	979,985	1,040,090
ProFund VP Money Market	25,880	13,345
ProFund VP NASDAQ-100	1,729,581	1,716,542
ProFund VP Short Small-Cap	2,775,367	2,753,839
ProFund VP Small-Cap	1,532,581	1,533,347
Fidelity Variable Insurance Products Fund-Service Class 2:
Fidelity VIP Contrafund®	160,409	40,028
Fidelity VIP Equity-Income	55,469	21,274
Fidelity VIP Growth Opportunities	18,056	10,308
Fidelity VIP Index 500	196,064	116,087

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	JPMorgan Core Bond Subaccount	Asset Allocation - Conservative Subaccount	Asset Allocation - Growth Subaccount	Asset Allocation - Moderate Growth Subaccount	Asset Allocation - Moderate Subaccount
Units outstanding at January 1, 2006	28,109	27,846	485,126	535,726	170,371
Units purchased	5,210	12,412	278,432	273,067	60,941
Units redeemed and transferred	(7,548)	(6,110)	(88,050)	(108,771)	(37,926)

Units outstanding at December 31, 2006	25,771	34,148	675,508	700,022	193,386
Units purchased	25,165	23,783	482,248	425,509	141,414
Units redeemed and transferred	(26,904)	(27,697)	(305,461)	(300,104)	(105,598)

Units outstanding at December 31, 2007	24,032	30,234	852,295	825,427	229,202

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	International Moderate Growth Subaccount	MFS International Equity Subaccount	Capital Guardian US Equity Subaccount	Capital Guardian Value Subaccount	Clarion Global Real Estate Securities Subaccount
Units outstanding at January 1, 2006	—	73,912	2,873	5,307	29,418
Units purchased	46,874	15,736	154	2,027	12,283
Units redeemed and transferred	1,432	(2,502)	(2,562)	(4,883)	(8,180)

Units outstanding at December 31, 2006	48,306	87,146	465	2,451	33,521
Units purchased	83,841	131,813	168	1,033	51,779
Units redeemed and transferred	(40,669)	(101,475)	(53)	(2,764)	(41,641)

Units outstanding at December 31, 2007	91,478	117,484	580	720	43,659

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Federated Market Opportunity Subaccount	Transamerica Science & Technology Subaccount	JPMorgan Mid Cap Value Subaccount	JPMorgan Enhanced Index Subaccount	Marsico Growth Subaccount
Units outstanding at January 1, 2006	56,465	44,089	28,661	2,995	13,359
Units purchased	14,389	8,300	2	183	2,480
Units redeemed and transferred	(13,760)	(6,470)	(4,853)	(2,338)	(3,191)

Units outstanding at December 31, 2006	57,094	45,919	23,810	840	12,648
Units purchased	53,872	3185	21,693	3,896	16,112
Units redeemed and transferred	(55,961)	13,582	(23,617)	(567)	(13,897)

Units outstanding at December 31, 2007	55,005	62,686	21,886	4,169	14,863

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	BlackRock Large Cap Value Subaccount	MFS High Yield Subaccount	Munder Net50 Subaccount	PIMCO Total Return Subaccount	Leggs Mason Partners All Cap Subaccount
Units outstanding at January 1, 2006	19,474	4,456	19,990	6,645	71,690
Units purchased	5,903	615	16,982	8,998	10,851
Units redeemed and transferred	(4,008)	(3,701)	(18,312)	(10,420)	(11,598)

Units outstanding at December 31, 2006	21,369	1,370	18,660	5,223	70,943
Units purchased	28,732	1,937	21,678	7,551	72,920
Units redeemed and transferred	(23,351)	(1,696)	(16,827)	(8,058)	(73,900)

Units outstanding at December 31, 2007	26,750	1,611	23,511	4,716	69,963

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	T. Rowe Price Equity Income Subaccount	T. Rowe Price Small Cap Subaccount	Templeton Transamerica Global Subaccount	Third Avenue Value Subaccount	Transamerica Balanced Subaccount
Units outstanding at January 1, 2006	16,071	30,907	225,214	49,863	5,039
Units purchased	2,878	5,900	32,902	15,236	1,427
Units redeemed and transferred	(2,349)	(6,232)	(31,735)	(5,606)	(2,308)

Units outstanding at December 31, 2006	16,600	30,575	226,381	59,493	4,158
Units purchased	31,386	33,357	260,624	65,764	2,071
Units redeemed and transferred	(22,801)	(30,588)	(256,393)	(57,165)	(1,905)

Units outstanding at December 31, 2007	25,185	33,344	230,612	68,092	4,324

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica Convertible Securities Subaccount	Transamerica Equity Subaccount	Transamerica Growth Opportunities Subaccount	Transamerica Money Market Subaccount	Transamerica Small/MidCap Value Subaccount
Units outstanding at January 1, 2006	5,232	279,234	131,780	40,493	6,348
Units purchased	269	440,857	23,128	58,527	9,555
Units redeemed and transferred	(4,560)	(48,202)	(18,305)	(56,381)	(2,839)

Units outstanding at December 31, 2006	941	671,889	136,603	42,639	13,064
Units purchased	3,087	719,714	156,391	70,532	18,541
Units redeemed and transferred	(836)	(719,906)	(148,477)	(69,593)	(7,834)

Units outstanding at December 31, 2007	3,192	671,697	144,517	43,578	23,771

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Transamerica U.S. Government Securities Subaccount	Transamerica Value Balanced Subaccount	Van Kampen Mid- Cap Growth Subaccount	ProFund VP Bull Subaccount	ProFund VP Money Market Subaccount
Units outstanding at January 1, 2006	5,100	49,825	335,970	—	—
Units purchased	783	6,882	53,035	3,573	10
Units redeemed and transferred	(4,537)	(9,873)	(51,242)	1,628	(10)

Units outstanding at December 31, 2006	1,346	46,834	337,763	5,201	—
Units purchased	613	50,169	386,193	109,372	2,476
Units redeemed and transferred	(1,122)	(51,398)	(374,364)	(114,387)	(1,279)

Units outstanding at December 31, 2007	837	45,605	349,592	186	1,197

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	ProFund VP NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount	ProFund VP Small-Cap Subaccount	Fidelity VIP Contrafund® Subaccount	Fidelity VIP Equity-Income Subaccount
Units outstanding at January 1, 2006	—	—	—	29,420	22,823
Units purchased	24,347	44,320	9,906	5,294	3,484
Units redeemed and transferred	(24,347)	(33,328)	(8,307)	(4,148)	(3,026)

Units outstanding at December 31, 2006	—	10,992	1,599	30,566	23,281
Units purchased	144,503	342,770	162,150	34,089	24,774
Units redeemed and transferred	(143,807)	(341,823)	(162,845)	(33,678)	(24,569)

Units outstanding at December 31, 2007	696	11,939	904	30,977	23,486

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

3. Accumulation Units Outstanding

A summary of changes in equivalent accumulation units outstanding follows:

	Fidelity VIP Growth Opportunities Subaccount	Fidelity VIP Index 500 Subaccount
Units outstanding at January 1, 2006	15,290	4,613
Units purchased	2,299	1,657
Units redeemed and transferred	(1,566)	(4,467)

Units outstanding at December 31, 2006	16,023	1,803
Units purchased	18,609	14,944
Units redeemed and transferred	(17,669)	(8,387)

Units outstanding at December 31, 2007	16,963	8,360

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights

The Life Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
JPMorgan Core Bond
	12/31/2007		24,031.58	$11.14	to	$15.26	366,738.00	5.25%	0.75%	to	0.90%	6.14%	to	5.98%
	12/31/2006		25,770.52	10.49	to	14.40	371,118.00	5.11	0.75	to	0.90	3.14	to	2.99
	12/31/2005		28,109.19	10.17	to	13.98	385,418.95	5.43	0.75	to	0.90	1.53	to	1.39
	12/31/2004		26,062.45	10.02	to	13.79	351,915.84	6.99	0.75	to	0.90	0.18	to	3.59
	12/31/2003		23,901.94	13.31	to	13.31	318,229.00	4.80	0.90	to	0.90	3.35	to	3.35

Asset Allocation - Conservative
	12/31/2007		30,233.89	12.68	to	14.27	431,147.00	2.61	0.75	to	0.90	5.59	to	5.43
	12/31/2006		34,147.95	12.01	to	13.53	462,008.00	3.24	0.75	to	0.90	8.63	to	8.47
	12/31/2005		27,846.49	11.06	to	12.48	344,544.52	3.02	0.75	to	0.90	4.40	to	4.25
	12/31/2004		19,111.58	10.59	to	11.97	225,976.50	0.30	0.75	to	0.90	5.92	to	8.73
	12/31/2003		13,908.52	11.01	to	11.01	153,089.24	0.12	0.90	to	0.90	21.82	to	21.82

Asset Allocation - Growth
	12/31/2007		852,294.60	15.19	to	16.22	13,751,330.00	2.35	0.75	to	0.90	6.95	to	6.79
	12/31/2006		675,508.30	14.20	to	15.19	10,218,733.00	0.98	0.75	to	0.90	14.76	to	14.59
	12/31/2005		485,127.95	12.38	to	13.25	6,415,414.28	0.50	0.75	to	0.90	11.40	to	11.24
	12/31/2004		287,814.37	11.11	to	11.91	3,427,167.50	0.09	0.75	to	0.90	11.09	to	13.16
	12/31/2003		129,183.51	10.53	to	10.53	1,359,956.90	0.14	0.90	to	0.90	29.63	to	29.63

Asset Allocation - Moderate Growth
	12/31/2007		825,427.49	14.45	to	15.77	12,951,038.00	2.42	0.75	to	0.90	7.00	to	6.84
	12/31/2006		700,022.13	13.50	to	14.76	10,293,288.00	1.66	0.75	to	0.90	12.99	to	12.82
	12/31/2005		535,724.14	11.95	to	13.08	6,997,114.08	1.19	0.75	to	0.90	9.09	to	8.93
	12/31/2004		364,508.59	10.96	to	12.01	4,375,996.56	0.20	0.75	to	0.90	9.56	to	12.53
	12/31/2003		190,324.51	10.67	to	10.67	2,030,495.25	0.15	0.90	to	0.90	26.03	to	26.03

Asset Allocation - Moderate
	12/31/2007		229,201.69	13.59	to	15.06	3,438,555.00	3.00	0.75	to	0.90	7.15	to	6.99
	12/31/2006		193,385.56	12.68	to	14.08	2,714,523.00	2.67	0.75	to	0.90	10.65	to	10.49
	12/31/2005		170,370.71	11.46	to	12.74	2,167,275.71	1.89	0.75	to	0.90	6.64	to	6.49
	12/31/2004		126,561.16	10.75	to	11.96	1,511,767.61	0.27	0.75	to	0.90	7.49	to	10.40
	12/31/2003		67,509.49	10.84	to	10.84	731,621.09	0.12	0.90	to	0.90	23.75	to	23.75

International Moderate Growth
	12/31/2007		91,477.94	11.20	to	11.17	1,021,913.00	1.27	0.75	to	0.90	7.88	to	7.72
	12/31/2006	(1)	48,306.08	10.38	to	10.37	500,814.00	0.00	0.75	to	0.90	3.78	to	3.67

MFS International Equity
	12/31/2007		117,483.75	12.78	to	12.78	1,501,251.00	1.00	0.90	to	0.90	8.17	to	8.17
	12/31/2006		87,146.45	11.81	to	11.81	1,029,445.00	1.42	0.90	to	0.90	21.97	to	21.97
	12/31/2005		73,912.08	9.68	to	9.68	715,819.36	0.79	0.90	to	0.90	11.86	to	11.86
	12/31/2004		71,002.90	8.66	to	8.66	614,733.13	0.00	0.90	to	0.90	13.32	to	13.32
	12/31/2003		64,628.49	7.64	to	7.64	493,772.75	0.00	0.90	to	0.90	24.18	to	24.18

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Capital Guardian US Equity
	12/31/2007	580.08	$13.46	to	$13.46	7,806.00	0.75%	0.90%	to	0.90%	(1.05)%	to	(1.05)%
	12/31/2006	464.79	13.60	to	13.60	6,321.00	0.16	0.90	to	0.90	9.13	to	9.13
	12/31/2005	2,873.05	12.46	to	12.46	35,802.35	0.55	0.90	to	0.90	5.36	to	5.36
	12/31/2004	2,847.30	11.83	to	11.83	33,676.01	0.29	0.90	to	0.90	8.79	to	8.79
	12/31/2003	2,730.00	10.87	to	10.87	29,680.76	0.18	0.90	to	0.90	35.28	to	35.28

Capital Guardian Value
	12/31/2007	719.96	12.80	to	13.97	9,806.00	0.47	0.75	to	0.90	(6.99)	to	(7.12)
	12/31/2006	2,450.93	13.76	to	15.04	34,481.00	0.33	0.75	to	0.90	15.63	to	15.46
	12/31/2005	5,306.74	11.90	to	13.03	66,833.81	0.96	0.75	to	0.90	6.91	to	6.75
	12/31/2004	4,963.85	11.13	to	12.20	58,431.70	0.93	0.75	to	0.90	11.33	to	15.66
	12/31/2003	2,678.15	10.55	to	10.55	28,255.17	0.81	0.90	to	0.90	33.38	to	33.38

Clarion Global Real Estate Securities
	12/31/2007	43,658.98	16.62	to	34.54	1,470,074.00	7.41	0.75	to	0.90	(7.40)	to	(7.54)
	12/31/2006	33,521.48	17.95	to	37.36	1,206,922.00	1.39	0.75	to	0.90	41.21	to	41.01
	12/31/2005	29,418.05	12.71	to	26.49	745,925.37	1.76	0.75	to	0.90	12.63	to	12.46
	12/31/2004	22,789.05	11.29	to	23.56	512,300.53	2.21	0.75	to	0.90	12.87	to	31.67
	12/31/2003	16,444.80	17.89	to	17.89	294,204.97	2.29	0.90	to	0.90	34.53	to	34.53

Federated Market Opportunity
	12/31/2007	55,005.19	10.88	to	19.45	1,064,809.00	3.76	0.75	to	0.90	(1.22)	to	(1.37)
	12/31/2006	57,093.95	11.01	to	19.72	1,118,054.00	1.68	0.75	to	0.90	1.99	to	1.84
	12/31/2005	56,465.42	10.79	to	19.36	1,073,554.41	2.32	0.75	to	0.90	4.18	to	4.03
	12/31/2004	50,164.29	10.36	to	18.61	917,088.60	2.76	0.75	to	0.90	3.62	to	8.23
	12/31/2003	42,231.59	17.20	to	17.20	726,176.82	4.36	0.90	to	0.90	25.71	to	25.71

Transamerica Science & Technology
	12/31/2007	62,685.60	14.51	to	4.95	311,432.00	0.00	0.75	to	0.90	31.76	to	31.56
	12/31/2006	45,918.95	11.01	to	3.76	173,165.00	0.00	0.75	to	0.90	0.25	to	0.11
	12/31/2005	44,089.29	10.99	to	3.76	180,346.10	0.43	0.75	to	0.90	1.30	to	1.15
	12/31/2004	41,459.25	10.84	to	3.71	168,241.11	0.00	0.75	to	0.90	8.44	to	7.09
	12/31/2003	38,625.40	3.47	to	3.47	133,952.85	0.00	0.90	to	0.90	49.61	to	49.61

JPMorgan Mid Cap Value
	12/31/2007	21,886.30	14.17	to	18.28	400,003.00	1.00	0.75	to	0.90	2.06	to	1.91
	12/31/2006	23,809.78	13.88	to	17.93	427,002.00	0.81	0.75	to	0.90	16.37	to	16.20
	12/31/2005	28,660.86	11.93	to	15.43	435,307.40	0.22	0.75	to	0.90	8.34	to	8.18
	12/31/2004	23,281.90	11.01	to	14.27	354,155.08	0.04	0.75	to	0.90	10.11	to	13.56
	12/31/2003	20,762.49	12.56	to	12.56	260,826.89	0.11	0.90	to	0.90	30.25	to	30.25

JPMorgan Enhanced Index
	12/31/2007	4,169.47	13.28	to	13.85	57,746.00	1.78	0.75	to	0.90	3.76	to	3.60
	12/31/2006	840.20	12.80	to	13.37	11,220.00	0.53	0.75	to	0.90	14.45	to	14.29
	12/31/2005	2,994.30	11.19	to	11.70	33,987.15	1.40	0.75	to	0.90	2.69	to	2.54
	12/31/2004	5,070.85	10.89	to	11.41	56,822.94	0.66	0.75	to	0.90	8.93	to	10.03
	12/31/2003	2,788.22	10.37	to	10.37	28,914.13	0.53	0.90	to	0.90	27.79	to	27.79

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Marsico Growth
	12/31/2007		14,863.03	$14.89	to	$12.70	188,718.00	0.03%	0.75%	to	0.90%	19.50%	to	19.32%
	12/31/2006		12,647.86	12.46	to	10.64	134,584.00	0.12	0.75	to	0.90	4.58	to	4.43
	12/31/2005		13,358.98	11.91	to	10.19	139,569.10	0.08	0.75	to	0.90	7.77	to	7.62
	12/31/2004		14,668.96	11.05	to	9.47	142,061.66	0.00	0.75	to	0.90	10.52	to	11.25
	12/31/2003		15,349.96	8.51	to	8.51	130,650.64	0.00	0.90	to	0.90	25.21	to	25.21

BlackRock Large Cap Value
	12/31/2007		26,750.33	15.60	to	18.38	489,277.00	1.01	0.75	to	0.90	3.85	to	3.70
	12/31/2006		21,369.47	15.02	to	17.72	378,216.00	0.49	0.75	to	0.90	16.05	to	15.88
	12/31/2005		19,474.30	12.95	to	15.30	292,832.06	0.73	0.75	to	0.90	15.08	to	14.91
	12/31/2004		11,391.06	11.25	to	13.31	147,501.85	0.93	0.75	to	0.90	12.49	to	17.28
	12/31/2003		9,803.39	11.35	to	11.35	111,263.67	0.86	0.90	to	0.90	28.62	to	28.62

MFS High Yield
	12/31/2007		1,610.77	11.62	to	13.28	21,248.00	8.58	0.75	to	0.90	1.09	to	0.94
	12/31/2006		1,369.66	11.49	to	13.16	17,920.00	3.35	0.75	to	0.90	10.12	to	9.96
	12/31/2005		4,455.38	10.44	to	11.97	50,233.33	8.18	0.75	to	0.90	1.05	to	0.91
	12/31/2004		4,198.20	10.33	to	11.86	46,723.25	4.95	0.90	to	0.90	3.28	to	8.79
	12/31/2003	(1)	2,000.00	10.90	to	10.90	21,801.90	1.07	0.90	to	0.90	8.90	to	8.90

Munder Net50
	12/31/2007		23,511.16	14.24	to	11.76	277,230.00	0.00	0.75	to	0.90	16.17	to	15.99
	12/31/2006		18,660.21	12.26	to	10.14	189,491.00	0.00	0.75	to	0.90	(0.75)	to	(0.89)
	12/31/2005		19,989.75	12.35	to	10.23	208,875.33	0.00	0.75	to	0.90	7.26	to	7.10
	12/31/2004		18,330.22	11.52	to	9.55	179,038.94	0.00	0.75	to	0.90	15.16	to	14.31
	12/31/2003		13,220.16	8.36	to	8.36	110,487.66	0.00	0.90	to	0.90	65.12	to	65.12

PIMCO Total Return
	12/31/2007		4,715.53	11.41	to	12.85	60,477.00	2.51	0.75	to	0.90	8.13	to	7.97
	12/31/2006		5,222.68	10.56	to	11.91	62,130.00	2.58	0.75	to	0.90	3.43	to	3.28
	12/31/2005		6,645.10	10.21	to	11.53	73,910.58	1.89	0.75	to	0.90	1.57	to	1.42
	12/31/2004		5,790.53	10.05	to	11.37	63,178.98	1.99	0.75	to	0.90	0.48	to	3.56
	12/31/2003		2,217.01	10.98	to	10.98	24,332.11	1.38	0.90	to	0.90	3.97	to	3.97

Leggs Mason Partners All Cap
	12/31/2007		69,963.42	13.38	to	17.07	1,194,190.00	1.34	0.75	to	0.90	0.28	to	0.13
	12/31/2006		70,943.05	13.34	to	17.05	1,208,417.00	1.01	0.75	to	0.90	17.67	to	17.50
	12/31/2005		71,690.11	11.33	to	14.51	1,033,914.07	0.62	0.75	to	0.90	3.30	to	3.15
	12/31/2004		69,808.56	10.97	to	14.07	975,896.16	0.22	0.75	to	0.90	9.72	to	8.16
	12/31/2003		62,132.98	13.01	to	13.01	808,128.44	0.40	0.90	to	0.90	33.95	to	33.95

T. Rowe Price Equity Income
	12/31/2007		25,185.47	13.69	to	13.97	351,605.00	2.32	0.75	to	0.90	2.54	to	2.39
	12/31/2006		16,599.71	13.35	to	13.64	226,399.00	1.73	0.75	to	0.90	18.08	to	17.90
	12/31/2005		16,071.14	11.31	to	11.57	185,398.33	1.86	0.75	to	0.90	3.33	to	3.18
	12/31/2004		14,516.95	10.94	to	11.21	162,233.34	1.15	0.75	to	0.90	9.45	to	13.79
	12/31/2003		11,352.31	9.85	to	9.85	111,863.46	1.78	0.90	to	0.90	25.73	to	25.73

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
T. Rowe Price Small Cap
	12/31/2007	33,344.33	$13.94	to	$14.02	467,370.00	0.00%	0.75%	to	0.90%	8.79%	to	8.63%
	12/31/2006	30,575.46	12.82	to	12.91	394,519.00	0.00	0.75	to	0.90	2.82	to	2.67
	12/31/2005	30,906.91	12.47	to	12.57	388,275.74	0.00	0.75	to	0.90	9.79	to	9.63
	12/31/2004	28,914.99	11.35	to	11.47	331,344.10	0.00	0.75	to	0.90	13.55	to	9.38
	12/31/2003	25,590.71	10.48	to	10.48	268,285.79	0.00	0.90	to	0.90	39.15	to	39.15

Templeton Transamerica Global
	12/31/2007	230,612.24	15.85	to	13.22	3,050,384.00	1.54	0.75	to	0.90	14.38	to	14.21
	12/31/2006	226,381.20	13.86	to	11.57	2,622,338.00	1.28	0.75	to	0.90	17.90	to	17.73
	12/31/2005	225,214.25	11.75	to	9.83	2,217,295.83	1.07	0.75	to	0.90	6.67	to	6.51
	12/31/2004	221,352.24	11.02	to	9.23	2,046,027.96	0.00	0.75	to	0.90	10.19	to	8.09
	12/31/2003	199,328.48	8.54	to	8.54	1,701,608.59	0.00	0.90	to	0.90	22.15	to	22.15

Third Avenue Value
	12/31/2007	68,091.82	15.42	to	31.98	2,129,134.00	4.03	0.75	to	0.90	0.44	to	0.29
	12/31/2006	59,493.43	15.35	to	31.89	1,871,592.00	0.81	0.75	to	0.90	15.20	to	15.04
	12/31/2005	49,863.36	13.32	to	27.72	1,351,089.27	0.55	0.75	to	0.90	17.92	to	17.75
	12/31/2004	40,842.84	11.30	to	23.54	937,024.21	0.67	0.75	to	0.90	12.99	to	23.69
	12/31/2003	30,900.99	19.03	to	19.03	588,134.43	0.45	0.90	to	0.90	36.04	to	36.04

Transamerica Balanced
	12/31/2007	4,324.13	14.16	to	15.28	65,998.00	1.08	0.75	to	0.90	12.76	to	12.59
	12/31/2006	4,157.70	12.56	to	13.57	56,404.00	0.83	0.75	to	0.90	8.31	to	8.15
	12/31/2005	5,039.14	11.60	to	12.55	61,334.22	1.42	0.75	to	0.90	7.16	to	7.00
	12/31/2004	4,629.92	10.82	to	11.73	52,492.09	0.78	0.75	to	0.90	8.21	to	10.16
	12/31/2003	3,906.13	10.65	to	10.65	41,592.77	0.11	0.90	to	0.90	12.88	to	12.88

Transamerica Convertible Securities
	12/31/2007	3,192.20	14.81	to	16.94	53,704.00	1.79	0.75	to	0.90	17.75	to	17.57
	12/31/2006	941.42	12.58	to	14.41	13,519.00	0.49	0.75	to	0.90	10.07	to	9.91
	12/31/2005	5,231.94	11.42	to	13.11	65,204.12	2.19	0.75	to	0.90	3.11	to	2.96
	12/31/2004	5,057.13	11.08	to	12.74	61,094.05	1.66	0.75	to	0.90	10.80	to	12.17
	12/31/2003	2,665.88	11.35	to	11.35	30,268.30	0.00	0.90	to	0.90	22.56	to	22.56

Transamerica Equity
	12/31/2007	671,696.94	16.15	to	18.26	12,259,858.00	0.02	0.75	to	0.90	15.41	to	15.24
	12/31/2006	671,889.32	13.99	to	15.85	10,640,866.00	0.00	0.75	to	0.90	7.90	to	7.75
	12/31/2005	279,234.79	12.97	to	14.71	4,102,578.28	0.37	0.75	to	0.90	15.67	to	15.50
	12/31/2004	258,841.32	11.21	to	12.73	3,292,821.46	0.00	0.75	to	0.90	12.09	to	14.77
	12/31/2003	10,259.59	11.09	to	11.09	113,823.70	0.00	0.90	to	0.90	30.05	to	30.05

Transamerica Growth Opportunities
	12/31/2007	144,516.54	16.00	to	17.41	2,515,980.00	0.05	0.75	to	0.90	22.16	to	21.98
	12/31/2006	136,602.82	13.10	to	14.28	1,949,820.00	0.23	0.75	to	0.90	4.32	to	4.16
	12/31/2005	131,779.84	12.56	to	13.71	1,803,802.72	0.00	0.75	to	0.90	15.36	to	15.19
	12/31/2004	123,717.03	10.88	to	11.90	1,469,919.37	0.00	0.75	to	0.90	8.83	to	15.58
	12/31/2003	4,472.57	10.29	to	10.29	46,038.60	0.00	0.90	to	0.90	30.04	to	30.04

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Money Market
	12/31/2007		43,578.25	$11.08	to	$12.26	532,627.00	4.89%	0.75%	to	0.90%	4.24%	to	4.09%
	12/31/2006		42,638.75	10.63	to	11.78	502,272.00	4.72	0.75	to	0.90	3.95	to	3.80
	12/31/2005		40,492.60	10.23	to	11.35	458,626.82	2.93	0.75	to	0.90	2.11	to	1.96
	12/31/2004		33,182.30	10.02	to	11.13	367,139.64	1.03	0.75	to	0.90	0.18	to	0.10
	12/31/2003		25,678.22	11.12	to	11.12	285,545.48	0.82	0.90	to	0.90	(0.11)	to	(0.11)

Transamerica Small/MidCap Value
	12/31/2007		23,771.14	18.33	to	18.64	442,320.00	0.99	0.75	to	0.90	23.81	to	23.62
	12/31/2006		13,064.38	14.80	to	15.07	196,804.00	0.89	0.75	to	0.90	17.17	to	17.00
	12/31/2005		6,347.96	12.63	to	12.88	81,248.44	0.41	0.75	to	0.90	12.71	to	12.55
	12/31/2004	(1)	4,740.03	11.21	to	11.45	53,784.32	0.00	0.75	to	0.90	12.09	to	14.47

Transamerica U.S. Government Securities
	12/31/2007		836.72	10.95	to	11.91	9,968.00	4.45	0.75	to	0.90	5.25	to	5.10
	12/31/2006		1,345.61	10.40	to	11.34	15,254.00	1.50	0.75	to	0.90	2.50	to	2.35
	12/31/2005		5,100.22	10.15	to	11.08	54,632.05	4.23	0.75	to	0.90	1.47	to	1.32
	12/31/2004		4,814.90	10.00	to	10.93	50,771.43	3.08	0.75	to	0.90	0.01	to	2.37
	12/31/2003		2,714.20	10.68	to	10.68	28,981.25	2.05	0.90	to	0.90	2.03	to	2.03

Transamerica Value Balanced
	12/31/2007		45,605.11	13.73	to	15.75	717,917.00	2.58	0.75	to	0.90	5.92	to	5.76
	12/31/2006		46,834.24	12.96	to	14.89	697,179.00	2.50	0.75	to	0.90	14.41	to	14.24
	12/31/2005		49,825.04	11.33	to	13.03	645,897.90	2.67	0.75	to	0.90	5.80	to	5.64
	12/31/2004		49,109.48	10.71	to	12.34	602,537.16	1.30	0.75	to	0.90	7.08	to	8.98
	12/31/2003		35,480.66	11.32	to	11.32	401,607.80	3.11	0.90	to	0.90	19.09	to	19.09

Van Kampen Mid-Cap Growth
	12/31/2007		349,591.58	15.50	to	13.05	4,572,370.00	0.00	0.75	to	0.90	21.62	to	21.43
	12/31/2006		337,763.26	12.75	to	10.74	3,628,821.00	0.00	0.75	to	0.90	9.09	to	8.93
	12/31/2005		335,970.38	11.69	to	9.86	3,317,252.87	0.09	0.75	to	0.90	6.75	to	6.59
	12/31/2004		318,954.52	10.95	to	9.25	2,954,532.02	0.00	0.75	to	0.90	9.48	to	6.18
	12/31/2003		285,814.92	8.71	to	8.71	2,490,493.16	0.00	0.90	to	0.90	27.01	to	27.01

ProFund VP Bull
	12/31/2007		185.57	11.78	to	11.75	2,181.00	0.06	0.75	to	0.90	2.78	to	2.62
	12/31/2006	(1)	5,201.03	11.46	to	11.45	59,609.00	0.00	0.75	to	0.90	14.61	to	14.52

ProFund VP Money Market
	12/31/2007		1,197.22	10.49	to	10.47	12,535.00	2.32	0.75	to	0.90	2.99	to	2.84
	12/31/2006	(1)	—	10.19	to	10.18	—	0.00	0.75	to	0.90	1.89	to	1.81

ProFund VP NASDAQ-100
	12/31/2007		696.43	13.36	to	13.33	9,280.00	0.00	0.75	to	0.90	16.74	to	16.57
	12/31/2006	(1)	—	11.44	to	11.43	—	0.00	0.75	to	0.90	14.41	to	14.31

ProFund VP Short Small-Cap
	12/31/2007		11,939.16	9.15	to	9.13	109,214.00	0.53	0.75	to	0.90	3.75	to	3.59
	12/31/2006	(1)	10,992.14	8.82	to	8.81	96,839.00	0.15	0.75	to	0.90	(11.83)	to	(11.90)

ProFund VP Small-Cap
	12/31/2007		904.05	10.92	to	10.90	9,852.00	0.34	0.75	to	0.90	(2.95)	to	(3.09)
	12/31/2006	(1)	1,599.07	11.25	to	11.25	17,985.00	0.00	0.75	to	0.90	12.54	to	12.45

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity VIP Contrafund®
	12/31/2007		30,977.18	$15.28	to	$15.28	473,371.00	0.77%	0.90%	to	0.90%	16.25%	to	16.25%
	12/31/2006		30,566.38	13.15	to	13.15	401,798.00	1.00	0.90	to	0.90	10.44	to	10.44
	12/31/2005		29,420.44	11.90	to	11.90	350,174.84	0.12	0.90	to	0.90	15.61	to	15.61
	12/31/2004		27,475.32	10.30	to	10.30	282,869.21	0.22	0.90	to	0.90	14.13	to	14.13
	12/31/2003		27,214.59	9.02	to	9.02	245,497.97	0.29	0.90	to	0.90	27.05	to	27.05

Fidelity VIP Equity-Income
	12/31/2007		23,485.58	14.28	to	14.28	335,274.00	1.63	0.90	to	0.90	0.36	to	0.36
	12/31/2006		23,280.79	14.22	to	14.22	331,145.00	2.95	0.90	to	0.90	18.86	to	18.86
	12/31/2005		22,822.80	11.97	to	11.97	273,114.99	1.40	0.90	to	0.90	4.63	to	4.63
	12/31/2004		21,397.09	11.44	to	11.44	244,720.28	1.48	0.90	to	0.90	10.24	to	10.24
	12/31/2003		22,328.37	10.37	to	10.37	231,653.75	1.55	0.90	to	0.90	28.87	to	28.87

Fidelity VIP Growth Opportunities
	12/31/2007		16,963.32	10.04	to	10.04	170,231.00	0.00	0.90	to	0.90	21.80	to	21.80
	12/31/2006		16,023.33	8.24	to	8.24	132,014.00	0.45	0.90	to	0.90	4.18	to	4.18
	12/31/2005		15,290.82	7.91	to	7.91	120,920.09	0.61	0.90	to	0.90	7.71	to	7.71
	12/31/2004		13,442.72	7.34	to	7.34	98,695.93	0.32	0.90	to	0.90	5.93	to	5.93
	12/31/2003		14,003.11	6.93	to	6.93	97,050.82	0.46	0.90	to	0.90	28.25	to	28.25

Fidelity VIP Index 500
	12/31/2007		8,360.27	13.53	to	13.56	113,384.00	1.97	0.75	to	0.90	4.39	to	4.24
	12/31/2006		1,803.00	12.96	to	13.01	23,434.00	2.27	0.75	to	0.90	14.57	to	14.41
	12/31/2005		4,612.75	11.31	to	11.37	52,331.70	1.56	0.75	to	0.90	3.81	to	3.63
	12/31/2004	(1)	2,000.00	10.89	to	10.97	49,225.68	0.00	0.75	to	0.90	8.95	to	9.75

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest. These ratios are annualized for periods less than one year.
**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. These charges range from .25% to .85% of the average contract owner’s account value depending on the options selected. Refer to the product’s prospectus for specific details. Expense ratios for periods of less than one year have been annualized.
**	The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio.

5. Administrative, Mortality, and Expense Risk Charge

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.

Transamerica Financial Life Insurance Company

TFLIC Series Life Account

Notes to Financial Statements

December 31, 2007

A daily charge equal to an annual rate of .75% or .90% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6. Income Taxes

Operations of the Life Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Life Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Life Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Life Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Life Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Financial Life Insurance Company (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2007. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2007 and 2006, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2006 Transamerica Financial Life Insurance Company changed its accounting for investments in certain low income housing tax credit properties.

March 28, 2008

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2007	2006
Admitted assets
Cash and invested assets:
Bonds:
Affiliated entities	$5,000	$5,000
Unaffiliated entities	5,743,314	6,273,620
Preferred stocks	155,785	145,220
Common stocks:
Affiliated entities (cost: 2007—$1,762; 2006—$1,208)	2,107	1,382
Unaffiliated (cost: 2007—$3,777; 2006—$44,627)	16,183	57,501
Mortgage loans on real estate	1,174,369	1,063,723
Policy loans	49,804	46,470
Receivable for securities	–	16,332
Cash, cash equivalents and short-term investments	740,228	229,354
Other invested assets	112,326	80,652

Total cash and invested assets	7,999,116	7,919,254

Premiums deferred and uncollected	89,796	105,530
Due and accrued investment income	75,511	82,969
Net deferred income tax asset	15,104	17,848
Reinsurance receivable	37,076	48,703
Receivable from parent, subsidiaries and affiliates	22,117	9,827
Accounts receivable	97,510	56,889
Other admitted assets	4,123	4,243
Separate account assets	9,431,392	8,557,416

Total admitted assets	$17,771,745	$16,802,679

	December 31
	2007	2006
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$942,064	$904,998
Annuity	5,710,310	5,590,652
Accident and health	35,933	35,623
Policy and contract claim reserves:
Life	85,751	101,694
Accident and health	13,596	12,686
Liability for deposit-type contracts	284,489	268,161
Other policyholders’ funds	910	765
Transfers to (from) separate accounts due or accrued	(14,204)	1,637
Remittances and items not allocated	197,581	140,734
Borrowed money	–	74,046
Asset valuation reserve	101,179	90,484
Interest maintenance reserve	38,454	33,043
Funds held under coinsurance and other reinsurance treaties	9,285	9,710
Reinsurance in unauthorized companies	19,467	5,873
Commissions and expense allowances payable on reinsurance assumed	11,650	14,151
Payable for securities	935	11,185
Payable to affiliates	62,963	29,666
Federal and foreign income taxes payable	1,011	5,034
Other liabilities	28,385	27,162
Separate account liabilities	9,428,691	8,557,298

Total liabilities	16,958,450	15,914,602

Capital and surplus:
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	601,519	602,130
Special surplus	3,791	2,825
Unassigned surplus	205,485	280,622

Total capital and surplus	813,295	888,077

Total liabilities and capital and surplus	$17,771,745	$16,802,679

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Revenue:
Premiums and other considerations, net of reinsurance:
Life	$374,806	$379,741	$249,826
Annuity	3,109,527	2,153,973	2,213,609
Accident and health	55,118	53,652	58,083
Net investment income	427,355	417,646	420,913
Amortization of interest maintenance reserve	5,846	9,968	14,342
Commissions and expense allowances on reinsurance ceded	60,183	55,505	113,924
Income from fees associated with investment management, administration and contract guarantees for separate accounts	71,419	68,205	59,950
Reinsurance reserve adjustment	(365)	(3,314)	(8,546)
Consideration on reinsurance transaction	15,520	20,198	—
Other income	9,871	4,102	5,755

	4,129,280	3,159,676	3,127,856
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	282,502	317,136	223,756
Surrender benefits	2,724,328	2,747,378	2,052,174
Other benefits	79,802	76,848	74,894
Increase (decrease) in aggregate reserves for policies and contracts:
Life	37,066	49,098	33,552
Annuity	119,658	(125,069)	(49,133)
Accident and health	310	9,433	(493)

	3,243,666	3,074,824	2,334,750
Insurance expenses:
Commissions	127,354	130,659	169,842
General insurance expenses	98,975	86,676	88,317
Taxes, licenses and fees	8,763	6,048	227
Net transfers to (from) separate accounts	456,130	(279,236)	396,035
Experience refunds	45,429	17,314	(14,106)
Other expenses	(4,213)	(2,257)	2,453

	732,438	(40,796)	642,768

Total benefits and expenses	3,976,104	3,034,028	2,977,518

Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	153,176	125,648	150,338
Dividends to policyholders	6	—	104

Gain from operations before federal income tax expense and net realized capital losses on investments	153,170	125,648	150,234
Federal income tax expense	36,347	27,475	31,920

Gain from operations before net realized capital losses on investments	116,823	98,173	118,314
Net realized capital losses on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	7,937	(4,906)	(1,608)

Net income	$124,760	$93,267	$116,706

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2005	$2,058	$442	$600,922	$2,794	$84,483	$690,699
Net income	—	—	—	732	115,974	116,706
Change in nonadmitted assets	—	—	—	—	43,676	43,676
Change in unrealized capital gains/losses	—	—	—	—	(2,741)	(2,741)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	4,170	4,170
Change in asset valuation reserve	—	—	—	—	(12,286)	(12,286)
Change in net deferred income tax asset	—	—	—	—	(31,257)	(31,257)
Reinsurance transactions	—	—	—	—	(2,620)	(2,620)
Dividend to stockholder	—	—	—	—	(5,000)	(5,000)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	749	—	—	749

Balance at December 31, 2005	2,058	442	601,671	3,526	194,399	802,096
Net income (loss)	—	—	—	(701)	93,968	93,267
Change in nonadmitted assets	—	—	—	—	(11,352)	(11,352)
Change in net unrealized capital gains/losses	—	—	—	—	(369)	(369)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(1,363)	(1,363)
Change in asset valuation reserve	—	—	—	—	(10,516)	(10,516)
Change in net deferred income tax asset	—	—	—	—	17,113	17,113
Reinsurance transactions	—	—	—	—	(995)	(995)
Cumulative effect of change in accounting principles	—	—	—	—	(40)	(40)
Change in surplus in separate accounts	—	—	—	—	(223)	(223)
Contributed surplus related to stock appreciation rights plan of indirect parent	—	—	459	—	—	459

Balance at December 31, 2006	$2,058	$442	$602,130	$2,825	$280,622	$888,077

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2006	$2,058	$442	$602,130	$2,825	$280,622	$888,077
Net income	—	—	—	966	123,794	124,760
Change in nonadmitted assets	—	—	—	—	32,372	32,372
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	12,415	12,415
Change in net unrealized foreign exchange capital gains/losses, net of tax	—	—	—	—	11	11
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(13,594)	(13,594)
Change in asset valuation reserve	—	—	—	—	(10,695)	(10,695)
Change in net deferred income tax asset	—	—	—	—	(21,027)	(21,027)
Reinsurance transactions	—	—	—	—	(995)	(995)
Change in surplus in separate accounts	—	—	—	—	2,582	2,582
Dividend to stockholder	—	—	—	—	(200,000)	(200,000)
Return of capital related to stock appreciation rights plan of indirect parent	—	—	(611)	—	—	(611)

Balance at December 31, 2007	$2,058	$442	$601,519	$3,791	$205,485	$813,295

See accompanying notes.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Operating activities
Premiums collected, net of reinsurance	$3,556,342	$2,581,640	$2,535,755
Net investment income	450,723	440,921	445,613
Miscellaneous income	144,342	326,678	168,131
Benefit and loss related payments	(3,122,787)	(3,168,580)	(2,303,367)
Net transfers (to) from separate account	(471,971)	277,836	(391,702)
Commissions, expenses paid and aggregate write-ins for deductions	(265,689)	(226,521)	(249,330)
Dividends paid to policyholders	(6)	—	(104)
Federal and foreign income taxes paid	(52,475)	(8,119)	(30,924)

Net cash provided by operating activities	238,479	223,855	174,072

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	3,515,383	3,953,279	3,235,404
Preferred stock	61,968	67,383	5,343
Common stock	85,304	61,034	53,797
Mortgage loans	164,207	81,313	123,334
Other invested assets	24,243	6,964	10,162
Miscellaneous proceeds	16,332	3,989	1,138

Total investment proceeds	3,867,437	4,173,962	3,429,178

Cost of investments acquired:
Bonds	(2,991,765)	(3,711,556)	(3,240,283)
Preferred stock	(69,961)	(95,149)	(5,293)
Common stock	(26,536)	(29,369)	(87,617)
Mortgage loans	(277,482)	(353,100)	(288,647)
Other invested assets	(41,803)	(53,554)	(11,942)
Miscellaneous applications	(11,237)	(17,060)	(121,609)

Total cost of investments acquired	(3,418,784)	(4,259,788)	(3,755,391)
Net increase in policy loans	(3,353)	(2,614)	(1,732)

Net cost of investments acquired	(3,422,137)	(4,262,402)	(3,757,123)

Net cash provided by (used in) investing activities	445,300	(88,440)	(327,945)

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Financing and miscellaneous activities
Net deposits on deposit-type contracts and other insurance liabilities	$62,521	$(15,910)	$56,797
Borrowed funds received (returned)	(73,684)	73,683	—
Dividends to stockholders	(200,000)	—	(5,000)
Funds withheld under reinsurance treaties with unauthorized reinsurers	(1,968)	(201,054)	934
Other cash provided (used)	40,226	75,517	(38,312)

Net cash provided by (used in) financing and miscellaneous activities	(172,905)	(67,764)	14,419

Net increase (decrease) in cash and short-term investments	510,874	67,651	(139,454)

Cash, cash equivalents and short-term investments:
Beginning of year	229,354	161,703	301,157

End of year	$740,228	$229,354	$161,703

Non-cash proceeds:
Schedule reclasses	$1,974	$113,292	$—

See accompanying notes.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by AEGON USA, Inc. (AEGON) and minority owned by Transamerica Occidental Life Insurance Company (TOLIC). Both AEGON and TOLIC are indirect, wholly owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company primarily sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC (SVO), if available, whereas fair value for GAAP is based on quoted market prices.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS AND ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Under GAAP, all derivatives are reported on the balance sheet at fair value, the effective and ineffective portions of a single hedge are accounted for separately, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of capital and surplus rather than to income as required for fair value hedges.

Valuation allowances for mortgage loans are established, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily deferred tax assets, amounts recoverable from reinsurers, goodwill and other assets not specifically identified as an admitted asset with the NAIC Accounting Practices and Procedures Manual are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are non-admitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years and a valuation allowance is established for deferred income tax assets not expected to be realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of 10% of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6 which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except principal-only and interest-only securities, which are valued using the prospective method.

Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. Reclassifications of securities from bonds to preferred stock have been made by the Company in the amount of $1,974 and $113,292 as of December 31, 2007 and 2006, respectively, due to the SVO identification of such securities. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.

Common stocks of unaffiliated companies are reported at fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with an adjustment for federal income taxes.

Common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses.

There are no restrictions on common or preferred stock.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances. Other “admitted assets” are valued principally at cost.

The Company has minor ownership interests in limited partnerships. The Company carries these investments based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2007, 2006 and 2005.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2007 and 2006, the Company excluded investment income due and accrued of $607 and $443, respectively, with respect to such practices.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006, securities with a book value of $73,314 and a market value of $73,499 were subject to dollar reverse repurchase agreements. The Company did not participate in dollar reverse repurchase agreements at December 31, 2007.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financials statements.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

The carrying amount of derivative instruments is included in either the other invested assets or the other liabilities on the balance sheet, depending upon the balance of the derivative as of the end of the reporting period. As of December 31, 2007, derivatives in the amount of $6,322 were reflected in other invested assets. As of December 31, 2006, derivatives in the amount of $7,013 were reflected in other liabilities.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0% to 7.25% and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.5% to 8.25% and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits or changes in reserves in the statement of operations.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-tem bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at market value. With the exception of some guaranteed separate accounts, the investment risks associated with market value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 3% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $1,919,366, $1,481,491 and $1,594,964, in 2007, 2006 and 2005, respectively. In addition, the Company received $71,419, $68,205 and $59,950, in 2007, 2006 and 2005, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

Stock Option Plan and Stock Appreciation Rights Plans

Prior to 2002 and in 2005 through 2007, AEGON N.V. sponsored a stock option plan for eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

The Company’s employees participate in various stock appreciation rights (SAR) plans issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company’s employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded (income) expense of $(611), $345 and $587 for the years ended December 31, 2007, 2006 and 2005, respectively. In addition, the Company recorded an adjustment to capital and surplus for the tax affected portion of the income tax expense recorded for these plans over and above the amount reflected in the statement of operations in the amount of $315, $114 and $162 for years ended December 31, 2007, 2006 and 2005, respectively.

Reclassifications

Certain reclassifications have been made to the 2006 and 2005 financial statements to conform to the 2007 presentation.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2. Accounting Changes

Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored Low Income Housing Tax Credit (LIHTC) properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company’s investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at December 31, 2005 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that reduced unassigned surplus by and $40 at January 1, 2006.

3. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash, cash equivalents and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for investment securities are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

Interest rate swaps and credit swaps: Estimated fair values of interest rate swaps and credit swaps are based on the pricing models or formulas using current assumptions.

Separate account assets: The fair values of separate account assets are based on quoted market prices.

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Borrowed money: Carrying value of borrowed money approximates fair value.

Receivable for securities and payable for securities: The carrying amounts reported in the statutory-basis balance sheet for these instruments, approximates their fair value.

Separate account annuity liabilities: The fair value of separate account annuity liabilities approximate the market value of the separate account assets.

Fair values for the Company’s liabilities for insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

3. Fair Values of Financial Instruments (continued)

	December 31
	2007		2006
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash, cash equivalents and short-term investments, unaffiliated	$618,428	$618,428	$197,554	$197,554
Bonds, unaffiliated	5,743,314	5,712,081	6,273,620	6,295,839
Preferred stocks	155,785	151,975	145,220	151,385
Common stocks, unaffiliated	16,183	16,183	57,501	57,501
Mortgage loans on real estate	1,174,369	1,191,090	1,063,723	1,074,265
Policy loans	49,804	49,804	46,470	46,470
Interest rate swaps	6,322	11,655	(7,013)	(11,467)
Credit default swaps	—	45	—	72
Separate account assets	9,431,392	9,423,022	8,557,416	8,543,018

Liabilities
Investment contract liabilities	5,258,703	5,156,842	5,618,274	5,506,656
Borrowed money	—	—	74,046	74,046
Separate account annuity liabilities	9,200,295	9,210,411	8,385,517	8,350,197

4. Investments

The carrying amounts (cost for common stocks) and estimated fair values of investments in bonds, preferred and common stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2007
Bonds:
United States Government and agencies	$150,766	$7,235	$—	$25	$157,976
State, municipal and other government	121,318	7,414	199	2,683	125,850
Public utilities	437,529	8,829	3,039	3,428	439,890
Industrial and miscellaneous	2,987,224	53,631	21,133	27,834	2,991,889
Mortgage-backed and asset-backed securities	2,046,477	9,747	17,015	42,733	1,996,476

	5,743,314	86,856	41,386	76,703	5,712,081
Preferred stocks	155,785	2,229	286	5,753	151,975
Common stocks	3,777	12,406	—	—	16,183

	$5,902,876	$101,491	$41,672	$82,456	$5,880,239

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses Less Than 12 Months	Estimated Fair Value
December 31, 2006
Bonds:
United States Government and agencies	$308,418	$5,320	$3,166	$69	$310,503
State, municipal and other government	161,267	14,269	496	30	175,010
Public utilities	525,098	10,704	6,866	809	528,127
Industrial and miscellaneous	3,236,454	58,040	37,252	6,415	3,250,827
Mortgage-backed and asset-backed securities	2,042,383	12,416	20,827	2,599	2,031,372

	6,273,620	100,749	68,607	9,922	6,295,839
Preferred stocks	145,220	6,888	571	152	151,385
Common stocks	44,627	13,714	—	840	57,501

	$6,463,467	$121,351	$69,178	$10,914	$6,504,725

At December 31, 2007, the Company held bonds with a carrying value of $1,985 and amortized cost of $3,064 that have an NAIC rating of 6 which are not considered to be other than temporarily impaired. These securities are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2007 and 2006, respectively, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 309 and 498 securities with a carrying value of $1,399,310 and $2,511,398 and an unrealized loss of $41,672 and $69,178 with an average price of 97.0 and 98.7 (NAIC market value/amortized cost). Of this portfolio, 95.76% and 94.18% were investment grade with associated unrealized losses of $37,920 and $62,305, respectively.

At December 31, 2007 and 2006, respectively, for securities that have been in an unrealized loss position for less than twelve months, the Company held 401 and 258 securities with a carrying value of $1,911,941 and $1,119,662 and an unrealized loss of $82,456 and $10,074 with an average price of 95.7 and 89.6 (NAIC market value/amortized cost). Of this portfolio, 90.22% and 95.73% were investment grade with associated unrealized losses of $72,859 and $8,758, respectively.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers and industry sectors where the Company has concerns. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying value. Additionally, financial condition, near-term prospects of the issuer, nationally recognized credit rating changes and cash flow trends and underlying levels of collateral, for asset-backed securities only, are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and redeemable preferred stocks with unrealized losses is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2007
Bonds:
United States Government and agencies	$—	$2,810	$2,810
State, municipal and other government	4,330	28,588	32,918
Public utilities	115,784	106,352	222,136
Industrial and miscellaneous	647,377	830,946	1,478,323
Mortgage and other asset-backed securities	585,848	779,520	1,365,368

	1,353,339	1,748,216	3,101,555
Preferred stocks	4,298	81,269	85,567

	$1,357,637	$1,829,485	$3,187,122

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2006
Bonds:
United States Government and agencies	$112,740	$11,761	$124,501
State, municipal and other government	13,759	4,439	18,198
Public utilities	229,561	87,678	317,239
Industrial and miscellaneous	1,283,478	534,553	1,818,031
Mortgage and other asset-backed securities	781,218	448,130	1,229,348

	2,420,756	1,086,561	3,507,317
Preferred stocks	21,463	23,028	44,491

	$2,442,219	$1,109,589	$3,551,808

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2007, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$326,566	$326,131
Due after one year through five years	1,556,212	1,561,007
Due after five years through ten years	1,126,157	1,123,685
Due after ten years	687,902	704,783

	3,696,837	3,715,616
Mortgage-backed and asset-backed securities	2,046,477	1,996,475

	$5,743,314	$5,712,081

Subprime mortgages are loans to homebuyers who have weak or impaired credit histories, are loans that are non-conforming or are loans that are second in priority. The Company’s businesses in the United States do not sell or buy subprime mortgages directly. The Company’s position is related to so-called “asset-backed securities” (ABS). These securities are pools of mortgages that have been securitized and offered to investors as asset-backed securities, where the mortgages are collateral. Most of the underlying mortgages within the pool have FICO scores below 660. Therefore, the ABS has been classified by the Company as a subprime mortgage position. Also included in the Company’s total subprime mortgage position are ABS with second lien mortgages as collateral. The second lien mortgages may not necessarily have subprime FICO scores; however, the Company has included these ABS in its subprime position as it’s the second priority in terms of repayment. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

For asset backed securities in an unrealized loss position, the Company would consider them for impairment when there has been an adverse change in estimated cash flows from the cash flows previously projected at purchase, which is in accordance with Statement of Statutory Accounting Principles (SSAP) No. 43. The Company has not impaired any of its subprime mortgage positions in 2006 or 2007.

The following table provides the actual cost, carrying value and fair value by asset class of the Company’s subprime mortgage position at December 31, 2007:

	Actual Cost	Carrying Value	Fair Value
Residential Mortgage Backed Securities	$320,953	$320,959	$295,347
Collateralized Debt Obligations	1,768	1,768	1,768

	$322,721	$322,727	$297,115

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

A detail of net investment income is presented below:

	Year Ended December 31
	2007	2006	2005
Income:
Bonds	$343,971	$363,808	$370,683
Mortgage loans on real estate	71,577	55,216	44,412
Common and preferred stocks	10,929	10,444	630
Policy loans	3,059	2,950	2,668
Derivative investments	(3,972)	(3,246)	7,643
Short-term investments, cash equivalents and cash	11,565	4,581	4,756
Other	6,406	3,766	9,723

Gross investment income	443,535	437,519	440,515

Less investment expenses	16,180	19,873	19,602

Net investment income	$427,355	$417,646	$420,913

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2007	2006	2005
Proceeds	$3,517,357	$4,066,571	$3,235,404

Gross realized gains	$37,105	$18,678	$28,637
Gross realized losses	(29,308)	(48,890)	(24,203)

Net realized gains (losses)	$7,797	$(30,212)	$4,434

Gross realized losses include $9,515, $8,288 and $3,842, related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2007, 2006 and 2005, respectively.

At December 31, 2007, investments with an aggregate carrying amount of $3,495 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:

	Realized
	Year Ended December 31
	2007	2006	2005
Bonds	$7,797	$(30,212)	$4,434
Common stocks	18,472	7,904	6,257
Preferred stocks	887	(484)	50
Mortgage loans on real estate	(2,702)	831	2,460
Derivative instruments	(2,435)	(11,266)	(6,760)
Other invested assets	9,595	7,108	1,138

	31,614	(26,119)	7,579

Federal income tax effect	(12,420)	6,849	(4,795)
Transfer to interest maintenance reserve	(11,257)	14,364	(4,392)

Net realized capital gains (losses) on investments	$7,937	$(4,906)	$(1,608)

	Changes in Unrealized
	Year Ended December 31
	2007	2006	2005
Bonds	$(1,009)	$2,569	$(1,717)
Common stocks	(297)	(1,200)	2,906
Derivative instruments	13,410	(10,278)	(3,970)
Other invested assets	1,388	2,234	(2,724)

Change in unrealized capital gains (losses)	$13,492	$(6,675)	$(5,505)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2007	2006
Unrealized gains	$12,751	$13,739
Unrealized losses	—	(691)

Net unrealized gains	$12,751	$13,048

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

There were no recorded investments in restructured securities nor any capital losses taken as a direct result of restructures in 2007. The recorded investment in restructured securities as of December 31, 2006 was $1,433. The capital losses taken as a direct result of restructures in 2006 were $202. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

There were no investments in loans for which an impairment has been recognized in accordance with SSAP No. 36, Troubled Debt Restructuring, as of December 31, 2007 and 2006. There were no commitments to lend additional funds to debtors owing receivables whose terms have been modified in a troubled debt restructuring for either 2007 or 2006.

During 2007 the Company issued mortgage loans with interest rates ranging from 5.79% to 7.99%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 79%. The Company has a mortgage or deed of trust on the property thereby creating a lien, which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2007, the Company had no mortgage loans with interest more than 180 days overdue.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2007	2006	2005
Balance at beginning of period	$—	$—	$—
Additions, net charged to operations	—	—	400
Reduction due to write-downs charged against the allowance	—	—	400
Recoveries in amounts previously charged off	—	—	—

Balance at end of period	$—	$—	$—

During 2007, 2006, and 2005, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2007 and 2006, the Company held a mortgage loan loss reserve in the AVR of $11,157 and $10,105, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

Geographic Distribution			Property Type Distribution
	December 31,			December 31,
	2007	2006		2007	2006
South Atlantic	23%	22%	Office	29%	29%
Pacific	23	22	Industrial	21	27
Mountain	17	20	Retail	19	17
W. South Central	12	8	Agricultural	10	6
Mid-Atlantic	9	8	Apartment	9	8
E. North Central	7	9	Medical	6	7
W. North Central	3	5	Other	6	6
E. South Central	3	4
New England	3	2

At December 31, 2007, the Company had one Low Income Housing Tax Credit. The remaining years of unexpired tax credits was seven and the property was not subject to regulatory review. The length of time remaining for holding period was eleven years. There are no contingent equity commitments expected to be paid during the years 2008 to 2018. There were no impairment losses, write-downs or reclassifications during the year related to this credit.

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

The Company replicates investment grade corporate bonds by combining a AAA rated security with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. Using the swap market to replicate credit enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At December 31, 2007 and 2006, the Company had replicated assets with a fair value of $6,901 and $7,088, respectively, and credit default swaps with a fair value of $45 and $72, respectively. During the years ended December 31, 2007, 2006 and 2005, the Company did not recognize any capital losses related to replication transactions.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of ‘A’ or better. At December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $17,979.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2007, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amounted to $6,305.

For the years ended December 31, 2007 and 2006 the Company recorded unrealized gains (losses) of $5,986 and $(5,070), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus.

The Company did not recognize any unrealized gains or losses during 2007 or 2006 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

These instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

4. Investments (continued)

At December 31, 2007 and 2006, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31
	2007	2006
Derivative securities:
Interest rate swaps:
Receive fixed – pay floating	$1,127,000	$716,000
Receive floating – pay fixed	179,938	251,050
Receive fixed – pay fixed	69,279	—
Receive floating – pay floating	—	100,000

The Company utilizes futures contracts to hedge against changes in market conditions. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, the Company agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Company as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the values of the contracts are recognized as realized gains or losses. When the contracts are closed, the Company recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Company’s cost basis in the contract. The Company recognized net realized gains (losses) from futures contracts in the amount of $2,078, $(10,881) and $(9,313), for the years ending December 31, 2007, 2006 and 2005, respectively.

Open futures contracts at December 31, 2007, and 2006, were as follows:

Number of Contracts	Contract Type	Opening Market Value	Year-End Market Value
December 31, 2007:
230	FTSE Futures	$28,913	$29,436
171	S&P Futures	63,978	63,150
110	Nikkei Futures	15,400	14,779
60	Russell Futures	23,285	23,166

December 31, 2006:
130	FTSE Futures	$15,706	$15,813
120	S&P Futures	42,702	42,852
80	Nikkei Futures	10,958	11,603
50	Russell Futures	19,978	19,873

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the years ended December 31:

	Year Ended December 31
	2007	2006	2005
Direct premiums	$3,244,720	$2,282,667	$2,347,306
Reinsurance assumed - affiliated	151	189	279
Reinsurance assumed - unaffiliated	667,099	616,293	829,178
Reinsurance ceded - affiliated	(270,407)	(194,655)	(419,882)
Reinsurance ceded - unaffiliated	(102,112)	(117,128)	(235,363)

Net premiums earned	$3,539,451	$2,587,366	$2,521,518

Premiums ceded to affiliates for the years ended December 31, 2007, 2006 and 2005 were $270,407, $194,655 and $419,882, respectively. Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2007 and 2006 of $983,804 and $801,637, respectively.

The Company received reinsurance recoveries in the amounts of $237,826, $200,195 and $308,910, during 2007, 2006 and 2005, respectively. At December 31, 2007 and 2006, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $46,257 and $82,121, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded December 31, 2007 and 2006 of $1,216,790 and $1,037,006, respectively.

Effective January 1, 2006, the Company recaptured a modified coinsurance agreement from an unaffiliated company. As a result, modco life reserves of $125,420 were recaptured at no gain or loss.

On December 31, 2006, the Company acquired a block of credit insurance business from an unaffiliated company. The Company received consideration of $20,198 equal to the reserves and unearned premium assumed, and paid a commission expense allowance of $10,055, netting to a pre-tax loss of $10,055 ($6,535 net of tax) reflected in the Statement of Operations. Adjustments of $15,520 were made during 2007 to true up to actual 2006 reserve balances.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Reinsurance (continued)

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd. (TIRE), an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus. The Company has amortized $995 into earnings during 2007, 2006 and 2005 with a corresponding charge to unassigned surplus.

During 2005, the Company executed novation agreements associated with 18 reinsurance treaties from an affiliated entity, Transamerica International Re (Bermuda) Ltd. As a result of the novations, $181,147 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

During 2001, the Company assumed certain traditional life insurance contracts from TOLIC. The Company recorded goodwill of $14,280 related to this transaction. The related amortization was $1,433 during 2007, 2006 and 2005. The remaining goodwill balance has been nonadmitted at December 31, 2007 and 2006.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus. Subsequent to the initial gain, the Company has amortized $1,625 into earnings during 2005 with a corresponding charge to unassigned surplus. At December 31, 2005, the deferred gain has been completely amortized out of unassigned surplus and into income.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes

The components of deferred taxes amounts are as follows:

	December 31
	2007	2006
Deferred tax assets:
Nonadmitted assets	$3,455	$7,789
Deferred acquisition costs	23,987	24,765
Reserves	30,818	30,156
§197 intangible amortization	3,986	7,861
Unrealized capital losses	3,891	7,850
Partnerships	—	4,801
Deferred intercompany losses	3,057	993
Other	6,926	3,609

Total deferred income tax assets	76,120	87,824

Nonadmitted deferred tax assets	34,612	53,977

Admitted deferred tax assets	41,508	33,847

Deferred tax liabilities:
Section 807(f) adjustments	3,144	3,347
Partnerships	5,199	—
Unrealized capital gains	13,728	9,769
Derivatives	2,329	1,823
Other	2,004	1,060

Total deferred income tax liabilities	26,404	15,999

Net admitted deferred tax asset	$15,104	$17,848

The change in net deferred income tax assets are as follows:

	December 31
	2007	2006	Change
Total deferred tax assets	$76,120	$87,824	$(11,704)
Total deferred tax liabilities	26,404	15,999	(10,405)

Net deferred tax asset	$49,716	$71,825	(22,109)

Tax effect of unrealized gains (losses)			1,082

Change in net deferred income tax			$(21,027)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

	December 31
	2006	2005	Change
Total deferred tax assets	$87,824	$85,649	$2,175
Total deferred tax liabilities	15,999	37,244	21,245

Net deferred tax asset	$71,825	$48,405	23,420

Tax effect of unrealized gains (losses)			(6,307)

Change in net deferred income tax			$17,113

Nonadmitted deferred tax assets decreased (increased) $19,365, $24,781 and $(27,718) for 2007, 2006 and 2005, respectively.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:

	Year Ended December 31
	2007	2006	2005
Income tax expense (benefit) on operational gains and capital gains (losses) on investments computed at the federal statutory rate (35%)	$64,675	$34,835	$55,235
§197 intangibles	(3,875)	(3,875)	(3,875)
Amortization of IMR	(2,046)	(3,489)	(5,020)
Deferred acquisition costs – tax basis	62	5,609	(1,804)
Dividends received deduction	(3,056)	(2,463)	(3,191)
Investment income items	(940)	(2,611)	(757)
Low income housing credits	(2,028)	(2,158)	(1,730)
Prior year over accrual	(3,200)	(4,941)	(3,446)
Reinsurance transactions	(348)	(348)	(917)
Tax reserve valuation	324	(20)	3,209
All other adjustments	(801)	87	(989)

Federal income tax expense on operations and capital gains (losses) on investments	48,767	20,626	36,715
Less tax (benefit) on capital gains (losses)	12,420	(6,849)	4,795

Total federal income tax expense	$36,347	$27,475	$31,920

The total statutory income taxes are computed as follows:

	Year Ended December 31
	2007	2006	2005
Federal income tax expense on operations and capital gains (losses) on investments	$48,767	$20,626	$36,715
Change in net deferred income taxes	21,027	(17,113)	(31,527)

Total statutory income taxes	$69,794	$(3,513)	$(5,188)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

6. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carry forwards are determined on the basis of the consolidated group. At December 31, 2006 the life subgroup had no loss carryforwards. At December 31, 2007 the life subgroup had $71,230 of general business credit carryforwards and $25,067 of foreign tax credit carryforwards which originated in 2006 and 2007. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income. A tax return has not been filed for 2007.

Income taxes incurred during 2007 and 2005 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $59,017 and $286,973, respectively. There were no income taxes available for recoupment in 2006.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as “the policyholders’ surplus account”. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the policyholder surplus account balance on a tax free basis. During 2005, the Company made a distribution from the policyholder surplus account which reduced its balance at December 31, 2005 to zero.

The amount of tax contingencies calculated for the Company as of December 31, 2007 and 2006 is not material to the Company’s financial position. Therefore, the total amount of tax contingencies that, if recognized, would affect the effective income tax rate is immaterial. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest expense related to income taxes for the years ended December 31, 2007 and 2006 was not material and the Company recorded no liability for penalties.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions. An examination is underway for 2005 and 2006.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31
	2007		2006
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal:
With market value adjustment	$1,066,355	7%	$1,160,610	8%
At book value less surrender charge of 5% or more	1,129,978	7	1,603,972	12
At fair value	4,892,449	32	4,444,067	31

Total with adjustment or at market value	7,088,782	46	7,208,649	51
At book value without adjustment (with minimal or no charge or adjustment)	2,872,403	19	2,736,232	19
Not subject to discretionary withdrawal	5,244,435	35	4,311,175	30

Total annuity reserves and deposit fund liabilities before reinsurance	15,205,620	100%	14,256,056	100%
Less reinsurance ceded	1,623		1,391

Net annuity reserves and deposit fund liabilities	$15,203,997		$14,254,665

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2007 and 2006 is as follows:

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2007	$921,674	$997,692	$1,919,366

Reserves at December 31, 2007 for separate accounts with assets at:
Fair value	$2,015,589	$4,548,709	$6,564,298
Amortized cost	2,696,453	—	2,696,453

Total	$4,712,042	$4,548,709	$9,260,751

Reserves for separate accounts by withdrawal characteristics at December 31, 2007:
Subject to discretionary withdrawal:
With market value adjustment	$177,056	$—	$177,056
At book value without market value adjustment and with current surrender charge of 5% or more	61,704	—	61,704
At fair value	401,910	4,548,709	4,950,619
At book value without market value adjustment and with current surrender charge of less than 5%	84,649	—	84,649

Subtotal	725,319	4,548,709	5,274,028
Not subject to discretionary withdrawal	3,986,723	—	3,986,723

Total separate account liabilities at December 31, 2007	$4,712,042	$4,548,709	$9,260,751

	Non-indexed Guaranteed Less than 4%	Non-guaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2006	$804,838	$676,653	$1,481,491

Reserves at December 31, 2006 for separate accounts with assets at:
Fair value	$1,972,334	$4,340,800	$6,313,134
Amortized cost	2,120,187	—	2,120,187

Total	$4,092,521	$4,340,800	$8,433,321

Reserves for separate accounts by withdrawal characteristics at December 31, 2006:
Subject to discretionary withdrawal:
With market value adjustment	$258,666	$—	$258,666
At book value without market value adjustment and with current surrender charge of 5% or more	69,146	—	69,146
At fair value	148,810	4,340,800	4,489,610
At book value without market value adjustment and with current surrender charge of less than 5%	94,858	—	94,858

Subtotal	571,480	4,340,800	4,912,280
Not subject to discretionary withdrawal	3,521,041	—	3,521,041

Total separate account liabilities at December 31, 2006	$4,092,521	$4,340,800	$8,433,321

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2007	2006	2005
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$1,919,377	$1,481,563	$1,594,964
Transfers from separate accounts	(1,463,101)	(1,760,742)	(1,198,946)

Net transfers (from) to separate accounts	456,276	(279,179)	396,018

Other adjustments	(146)	(57)	17

Net transfers as set forth herein	$456,130	$(279,236)	$396,035

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed living benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Withdrawal Benefit	$10,265,272	$116,597	$—
2006	Guaranteed Minimum Withdrawal Benefit	$11,050,028	$87,719	$—

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.

At December 31, 2007 and 2006, the Company had variable annuities with guaranteed death benefits as follows:

Year	Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
2007	Guaranteed Minimum Death Benefit	$2,007,096	$4,712	$1,623
2006	Guaranteed Minimum Death Benefit	$2,125,160	$4,253	$1,391

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2007 and 2006, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading are as follows:

	Gross	Loading	Net
December 31, 2007
Life and annuity:
Ordinary direct first year business	$644	$556	$88
Ordinary direct renewal business	152,656	1,276	151,380
Group life direct business	747	151	596
Credit Life	59	—	59
Reinsurance ceded	(65,353)	—	(65,353)

Total life and annuity	88,753	1,983	86,770
Accident and health:
Direct	3,025	—	3,025
Reinsurance ceded	—	—	—

Total accident and health	3,025	—	3,025

	$91,778	$1,983	$89,795

	Gross	Loading	Net
December 31, 2006
Life and annuity:
Ordinary direct first year business	$1,739	$623	$1,116
Ordinary direct renewal business	162,023	1,306	160,717
Group life direct business	453	173	280
Credit Life	63	—	63
Reinsurance ceded	(59,237)	—	(59,237)

Total life and annuity	105,041	2,102	102,939
Accident and health:
Direct	2,591	—	2,591
Reinsurance ceded	—	—	—

Total accident and health	2,591	—	2,591

	$107,632	$2,102	$105,530

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes (continued)

At December 31, 2007 and 2006, the Company had insurance in force aggregating $100,891,321 and $113,559,242, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $109,934 and $113,200 to cover these deficiencies at December 31, 2007 and 2006, respectively.

8. Capital and Surplus

As of December 31, 2007, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. AEGON USA, Inc. owns 38,609 shares and Transamerica Occidental Life Insurance Company owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2007, the Company meets the RBC requirements.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the greater of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2008, without prior regulatory approval, is $81,079.

The Company held special surplus funds in the amount of $3,791 and $2,825, as of December 31, 2007 and 2006, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair market value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities, respectively. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair market value of the loaned security.

At December 31, 2007 and December 31, 2006, respectively, securities in the amount of $269,410 and 657,462 were on loan under security lending agreements. At December 31, 2007, the collateral the Company received from securities lending was in the form of cash.

10. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for 2007, 2006 and 2005 was $7, $3 and $6, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense of $5 was allocated each year for 2007, 2006 and 2005.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

10. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for 2007, 2006 and 2005.

11. Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2007, 2006 and 2005, the Company paid $24,042, $24,428 and $22,416, respectively, for these services, which approximates their costs to the affiliates.

During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Related Party Transactions (continued)

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2007, 2006 and 2005, the Company paid net interest of $950, $870 and $688, respectively, to affiliates. At December 31, 2007 and 2006, the Company has a net amount of $40,846 and $19,839, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. At December 31, 2007, the Company had short-term notes receivable of $75,100 and $46,700 from Monumental Life Insurance Company and Transamerica International Reinsurance Bermuda Ltd (TIRE), respectively. The Monumental Life note is due by December 18, 2008 and the TIRE note is due by December 27, 2008. Both notes bear interest at 4.75%. At December 31, 2006, the Company had a short-term note receivable of $31,800 from AEGON. The note was due on December 26, 2007 and had an interest rate of 5.25%. This note was repaid in February of 2007. These notes are reported as short-term investments in 2007.

No capital contributions were received in 2005, 2006, or 2007.

On December 19, 2007, the Company paid preferred and common stock dividends of $3,410 and $196,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON and TOLIC received a preferred stock dividend of $2,980 and $430, respectively, and common stock dividends of $171,820 and $24,770, respectively. The Company did not pay a common or preferred stock dividend to its parent companies in 2006.

On October 13, 2005, the Company paid a preferred and common stock dividend of $3,410 and $1,590, respectively, which were approved by the Department of Insurance of the State of New York. AEGON and TOLIC received a preferred stock dividend of $2,980 and $430, respectively and common stock dividends of $1,390 and $200, respectively.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The were no securities of NAIC designation 3 or below sold during 2007 and reacquired within 30 days of the sale date.

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies

The Company has issued synthetic GIC contracts to plan sponsors totaling $124,454 as of December 31, 2007. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium, which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve of $1,000 at December 31, 2007 and 2006 has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company has contingent commitments for $31,276 and $46,820 at December 31, 2007 and 2006, respectively, for joint ventures, partnerships and limited liability companies. There were no LIHTC commitments as of December 31, 2007.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2007, the Company has pledged invested assets with a carrying value and market value of $15,832 and $15,617, respectively, in conjunction with these transactions.

At December 31, 2006, the net amount of securities being acquired on a “to be announced” (TBA) basis was $7,468. There were no securities being acquired on a TBA basis at December 31, 2007.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

13. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund credit was $331, $444 and $672, for 2007, 2006 and 2005, respectively.

14. Managing General Agents

For years ended December 31, 2007, 2006 and 2005, the Company had $47,145, $42,950 and $30,453, respectively, of direct premiums written by The Vanguard Group, Inc. For the year ended December 31, 2007, the Company had $5,828 and $9,420, respectively, of direct premiums written by Vision Financial Corp and Benefit Marketing Systems, Inc.

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and income annuities	C,B,P,U	$47,145

Vision Financial Corp. 17 Church Street P.O. Box 506 Keene, NH 03431-0506	02-0430860	No	Universal life	Full service w/o claims	$5,828

Benefit Marketing Systems, Inc. 1705 W. Northwest Hwy, Ste 140 Grapevine, TX 76051	58-2022585	No	Universal life	Full service w/o claims	$9,420

15. Subsequent Events

On March 25, 2008, the Board of Directors of the Company approved the declaration, subject to regulatory approval, of a total dividend of $300,000 to its shareholders concurrent with the contribution by AEGON, as a shareholder, of $150,000 in exchange for the issuance by the Company of a surplus note totaling $150,000 issued entirely to AEGON.

Statutory-Basis Financial

Statement Schedules

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2007

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds (unaffiliated):
United States Government and government agencies and authorities	$168,187	$175,352	$168,187
States, municipalities and political subdivisions	123,061	124,448	123,061
Foreign governments	110,030	114,294	110,030
Public utilities	437,529	439,890	437,529
All other corporate bonds	4,904,507	4,858,097	4,904,507
Preferred stock	155,785	151,975	155,785

Total fixed maturities	5,899,099	5,864,056	5,899,099

Equity securities
Common stocks (unaffiliated):
Industrial, miscellaneous and all other	3,777	16,183	16,183

Total equity securities	3,777	16,183	16,183

Mortgage loans on real estate	1,174,369		1,174,369
Policy loans	49,804		49,804
Other invested assets (unaffiliated)	76,284		76,284
Cash, cash equivalents and short-term investments (unaffiliated)	618,428		618,428
Derivatives	6,322		6,322

Total investments	$7,828,083		$7,840,489

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

S-50

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses	Premiums Written
Year ended December 31, 2007
Individual life	$924,646	$—	$84,675	$362,636	$61,817	$303,227	$157,932
Individual health	18,044	10,862	9,653	33,874	2,306	21,645	14,679	$32,756
Group life and health	23,394	1,051	4,691	33,415	1,661	21,392	8,625	31,438
Annuity	5,710,310	—	328	3,109,526	361,571	2,897,402	551,202

	$6,676,394	$11,913	$99,347	$3,539,451	$427,355	$3,243,666	$732,438

Year ended December 31, 2006
Individual life	$891,724	$—	$100,932	$368,993	$58,572	$347,758	$132,776
Individual health	18,392	10,067	8,453	31,243	1,946	29,479	13,922	$31,208
Group life and health	19,339	1,099	4,788	33,158	1,420	22,600	6,482	31,998
Annuity	5,590,652	—	207	2,153,972	355,708	2,674,987	(193,976)

	$6,520,107	$11,166	$114,380	$2,587,366	$417,646	3,074,824	(40,796)

Year ended December 31, 2005
Individual life	$846,139	$—	$87,428	$239,326	$56,163	$237,642	$146,236
Individual health	15,348	3,967	8,489	32,907	1,695	21,073	12,815	$32,916
Group life and health	15,357	1,279	5,366	35,676	1,280	21,698	6,716	35,746
Annuity	5,715,721	—	467	2,213,609	361,775	2,054,337	477,001

	$6,592,565	$5,246	$101,750	$2,521,518	$420,913	$2,334,750	$642,768

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2007
Life insurance in force	$11,199,289	$184,378,157	$281,884,603	$108,705,735	259%

Premiums:
Individual life	$94,030	$371,975	$640,579	$362,634	177%
Individual health	32,756	155	1,273	33,874	4
Group life and health	31,438	51	2,029	33,416	6
Annuity	3,086,496	338	23,369	3,109,527	1

	$3,244,720	$372,519	$667,250	$3,539,451	19%

Year ended December 31, 2006
Life insurance in force	$10,347,447	$172,055,005	$276,603,971	$114,896,413	241%

Premiums:
Individual life	$89,997	$311,316	$590,313	$368,993	160%
Individual health	31,208	197	232	31,243	1
Group life and health	31,998	(141)	1,018	33,157	3
Annuity	2,129,464	411	24,919	2,153,973	1

	$2,282,667	$311,783	$616,482	$2,587,366	24%

Year ended December 31, 2005
Life insurance in force	$9,365,627	$191,301,724	$266,564,177	$84,628,080	315%

Premiums:
Individual life	$87,356	$652,454	$804,424	$239,326	336%
Individual health	32,916	303	294	32,907	1
Group life and health	35,746	1,880	1,810	35,676	5
Annuity	2,191,288	608	22,929	2,213,609	1

	$2,347,306	$655,245	$829,457	$2,521,518	33%